                                                                    EXHIBIT 4.12


                                     E.ON AG
                            as Issuer and Guarantor

                                    - and -

                        E.ON INTERNATIONAL FINANCE B.V.
                                   as Issuer

                                    - and -

                                  E.ON UK PLC
                                   as Issuer

                                    - and -

                                 CITIBANK, N.A.
                                as Fiscal Agent

                                    - and -

                               THE PAYING AGENTS




                  --------------------------------------------


                  AMENDED AND RESTATED FISCAL AGENCY AGREEMENT

                                 relating to the
                               EURO 20,000,000,000
                           MEDIUM TERM NOTE PROGRAMME

                  --------------------------------------------





                                HENGELER MUELLER
                                Frankfurt am Main





                                 21 August 2002


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                                    Amended and Restated Fiscal Agency Agreement

                                TABLE OF CONTENTS

Clause .......................................................................................................Page
 1.    Amendment and Restatement................................................................................5
 2.    Definitions and Interpretation...........................................................................5
 3.    Appointment of Fiscal Agent and Paying Agents............................................................7
 4.    The Notes................................................................................................8
 5.    Issuance of Notes........................................................................................9
 6.    Payments................................................................................................13
 7.    Miscellaneous Duties of the Fiscal Agent and
       the Paying Agents.......................................................................................15
 8.    Replacement Notes ......................................................................................18
 9.    Appointment and Duties of the Calculation Agent.........................................................20
10.    Early Redemption of Notes...............................................................................20
11.    Fees and Expenses.......................................................................................21
12.    Terms of Appointment....................................................................................22
13.    Changes in Agents.......................................................................................23
14.    Merger and Consolidation................................................................................25
15.    Notification of Changes to Agents.......................................................................25
16.    Communication between the Parties.......................................................................26
17.    Currency Indemnity......................................................................................26
18.    Notices and Communications..............................................................................26
19.    Governing Law, Place of Jurisdiction and Process Agent..................................................28
20.    Severability and Partial Invalidity.....................................................................28
21.    Amendment...............................................................................................29
22.    Counterparts............................................................................................29

SIGNATURES.....................................................................................................30

SCHEDULE 1
        Part I
        German language form of Global Note....................................................................32
        Part II
        English language form of Global Note...................................................................45

SCHEDULE 2
        Part I
        German language form of Collective Note................................................................52
        Part II
        English language form of Collective Note...............................................................55

SCHEDULE 3
        Part I
        German language form of Definitive Note................................................................58
        English language form of Definitive Note...............................................................60
        Part II
        German language form of Coupon.........................................................................62


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                                    Amended and Restated Fiscal Agency Agreement

         English language form of Coupon.......................................................................65
         Part III
         German language form of Receipt.......................................................................68
         English language form of Receipt......................................................................69

SCHEDULE 4
         Calculation Agent Appointment Letter .................................................................70

SCHEDULE 5
         The Specified Offices of the Fiscal Agent and the Paying Agents.......................................73

                                    Amended and Restated Fiscal Agency Agreement

THIS AMENDED AND RESTATED FISCAL AGENCY AGREEMENT is made on 21 August 2002

BETWEEN

(1) E.ON AG ("E.ON AG" or, in the case of issues of Notes by E.ON International Finance B.V. or E.ON UK plc, the "GUARANTOR");

(2)      E.ON INTERNATIONAL FINANCE B.V. ("E.ON FINANCE");

(3)      E.ON UK PLC ("E.ON UK");

(4) CITIBANK, N.A. (the "FISCAL AGENT", which expression shall include any successor fiscal agent appointed in accordance with Clause 13); and

(5)      BANQUE DE LUXEMBOURG S.A.; and
         CITIBANK AG
         (together with the Fiscal Agent the "PAYING AGENTS", which expression shall include any additional or successor paying agent appointed in accordance with Clause 13 and "PAYING AGENT" shall mean any of the Paying Agents).

PREAMBLE

(A) E.ON AG and E.ON Finance have established a programme (the "PROGRAMME") for the issuance of Notes (as defined herein) in connection with which they entered into a dealer agreement dated 14 November 2000 which was amended and restated on 16 November 2001 and further amended and restated by an Amended and Restated Dealer Agreement of even date herewith (as further amended, supplemented or replaced, the "DEALER AGREEMENT") with the financial institutions named therein (the "DEALERS", which expression shall include any new dealers appointed, and exclude any institution whose appointment as a dealer has been terminated, in accordance with the Dealer Agreement).

(B) Notes may be issued on a listed or unlisted basis. E.ON AG, E.ON Finance and E.ON UK have caused an application to be made to the Luxembourg Stock Exchange and the Frankfurt Stock Exchange for Notes issued under the Programme to be listed on the Luxembourg Stock Exchange or the Frankfurt Stock Exchange. In connection with such application they have procured the preparation of the Information Memorandum (as defined herein). Notes may be listed on such other stock exchange or stock exchanges as the relevant Issuer and the relevant Dealer(s) may agree.

(C) E.ON AG and E.ON Finance entered into a fiscal agency agreement dated 14 November 2000 which was amended and restated on 16 November 2001 (the "AGENCY AGREEMENT") in relation to the Programme and now the parties hereto wish to record certain arrangements which they have made in relation to amending and restating the Agency Agreement.



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                                    Amended and Restated Fiscal Agency Agreement

IT IS HEREBY AGREED as follows:

1.       AMENDMENT AND RESTATEMENT

         The parties hereto agree that, with effect from the date hereof, the Agency Agreement shall for all purposes be amended and restated in the form of this Agreement. Any Notes issued under the Programme on or after the date hereof shall be issued pursuant to this Agreement. This does not affect any Notes issued under the Programme prior to the date of this Agreement.

2.       DEFINITIONS AND INTERPRETATION

(1)      In this Agreement:

         "AGENTS" means the Fiscal Agent, the Calculation Agent, the Paying Agents or any of them.

         "CALCULATION AGENT" means, in relation to any Series of Notes, the institution appointed as calculation agent for the purposes of such Notes and named as such in the relevant Pricing Supplement, in the case of the Fiscal Agent, pursuant to Clause 9 hereof, in the case of a Dealer or any other institution, pursuant to Clause 17 of the Dealer Agreement and, in any case, any successor to such institution in its capacity as such.

         "CBF" means Clearstream Banking AG, Frankfurt am Main.

         "CBL" means Clearstream Banking, societe anonyme, Luxembourg.

         "CLEARING SYSTEM" has the meaning set forth in Section 1(4) of the Terms and Conditions.

         "COLLECTIVE INTEREST COUPON" means an interest coupon attached to a Collective Note substantially in the form set out in Schedule 3 hereto.

         "COUPON" means an interest coupon substantially in the form set out in
         Schedule 3 hereto.

         "EUROCLEAR" means Euroclear Bank S.A./N.V. as operator of the Euroclear System.

         "EXCHANGE ACT" means the United States Securities Exchange Act of 1934.

         "FRANKFURT BUSINESS DAY" means a day (other than Saturdays and Sundays) on which commercial banks and foreign exchange markets are open for business (including dealings in foreign exchange and foreign currency deposits) in Frankfurt am Main.

         "HOLDER" means with respect to Notes deposited with any Clearing System or other central securities depositary, any holder of a proportionate co-ownership or

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                                    Amended and Restated Fiscal Agency Agreement
         other beneficial interest or right in the Notes, Coupons and/or
         Receipts so deposited, and otherwise the bearer of a Note, Coupon and/or Receipt.

         "INSTALMENT NOTE" means a Note the principal amount of which is repayable by instalments.

         "INTEREST COMMENCEMENT DATE" means, in the case of interest-bearing Notes, the date specified in the applicable Pricing Supplement from (and including) which such Notes bear interest, which may or may not be the Settlement Date.

         "ISSUE PRICE" means the price, generally expressed as a percentage of the principal amount of the Notes, at which the Notes will be issued.

         "ISSUERS" means E.ON AG, E.ON Finance and E.ON UK acting together.

         "LOCAL TIME" in relation to any payment, means the time in the city in which the relevant bank or the relevant branch or office thereof is located, and any reference to "LOCAL BANKING DAYS" in relation thereto is to days (other than Saturdays and Sundays) on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in such city or town.

         "RECEIPT" means a payment receipt appertaining to an Instalment Note in definitive form.

         "RELEVANT AGREEMENT" means an agreement between the Issuer and any Dealer(s) for the sale by the Issuer and the purchase by the Dealer(s) of any Notes.

         "RELEVANT DEALER" means, with respect to any Tranche of Notes, the institution specified as such in the relevant Pricing Supplement.

         "SPECIFIED OFFICE" of any Agent means the office specified against its name in Schedule 5 hereto or, in the case of any Agent not originally party hereto, specified in its terms of appointment (or, in the case of a Calculation Agent which is a Dealer, specified for the purposes of Clause 17 of the Dealer Agreement) or such other office in the same city as such Agent may specify by notice to the Issuer and the other parties hereto in accordance with Clause 13(9).

         "TERMS AND CONDITIONS" means the Terms and Conditions of the Notes, substantially in the form set out in the Information Memorandum.

(2) Expressions defined elsewhere in this Agreement shall have the meanings so indicated. Expressions defined in the Dealer Agreement and the Terms and Conditions and not otherwise defined in this Agreement shall have the same meanings in this Agreement, except where the context otherwise requires.



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                                    Amended and Restated Fiscal Agency Agreement

(3) All references in this Agreement to costs or charges or expenses shall include any value added tax or similar tax charged or chargeable in respect thereof, if applicable.

(4) All references in this Agreement to principal and/or interest or both with respect to the Notes or to any moneys payable by either Issuer under this Agreement shall have the meaning set out in Section 4(7) of the Terms and Conditions.

(5) All references in this Agreement to an agreement, instrument or other document (including, without limitation, this Agreement, the Dealer Agreement, the Guarantee, the Procedures Memorandum, the Notes and any Conditions appertaining thereto) shall be construed as a reference to that agreement, instrument or document as the same may be amended, varied or supplemented from time to time.

3.       APPOINTMENT OF FISCAL AGENT AND PAYING AGENTS

(1) Each of E.ON AG, E.ON Finance and E.ON UK hereby appoint the Fiscal Agent, and the Fiscal Agent hereby agrees to act, as agent of each of E.ON AG, E.ON Finance and E.ON UK in relation to Notes, upon the terms and subject to the conditions set out below, for the purposes of:

         (a)      authenticating and delivering Global Notes and Definitive
                  Notes;

         (b) exchanging Temporary Global Notes for (i) Permanent Global Notes or (ii) Definitive Notes or (iii) Definitive Notes and Collective Notes, as the case may be, in accordance with the terms of such Temporary Global Notes and the Conditions;

         (c) exchanging Permanent Global Notes for Definitive Notes in accordance with the terms of such Permanent Global Notes and the Conditions;

         (d) exchanging Collective Notes for Definitive Notes in accordance with the terms of such Collective Notes and the Conditions;

         (e) paying sums due on Global Notes and Definitive Notes, Coupons and Receipts;

         (f) determining the end of the restricted period applicable to each Tranche;

         (g) arranging on behalf of E.ON AG, E.ON Finance and E.ON UK for notices to be communicated to Holders;

         (h) ensuring that, as directed by the Issuer where information is required to be provided by the Issuer, all necessary action is taken to comply with any reporting requirements of any competent authority with respect to any relevant currency as may be in force from time to time with respect to the Notes to be issued under the Programme;



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                                    Amended and Restated Fiscal Agency Agreement

         (i) subject to the Procedures Memorandum, submitting to the relevant stock exchange such number of copies of each Pricing Supplement which relates to Notes which are to be listed as it may reasonably require;

         (j) acting as Calculation Agent with respect to Notes where named as such in the relevant Pricing Supplement and agreed between the Issuer and the Fiscal Agent; and

         (k) performing all other obligations and duties imposed upon it by the Conditions and this Agreement.

(2) Each of E.ON AG, E.ON Finance and E.ON UK hereby appoint the Paying Agents, and each of the Paying Agents hereby agrees to act, as paying agent of the Issuer and (if E.ON Finance or E.ON UK is the Issuer) the Guarantor in relation to Notes, upon the terms and subject to the conditions set out below, for the purposes of paying sums due on Notes, Coupons and Receipts and, if applicable, the Guarantee, and of performing all other obligations and duties imposed upon it by the Conditions and this Agreement.

4.       THE NOTES

(1)      Each Global Note shall:

         (a) be printed or typewritten in substantially the form (duly completed) set out in the relevant Schedule hereto (or in such other form as the Issuer, the Fiscal Agent and the Relevant Dealer shall have agreed);

         (b) have attached thereto the Conditions which may consist of Integrated Conditions or the Long-form Conditions;

         (c) be executed manually by two authorised signatories of the Issuer;

         (d)      be authenticated manually by or on behalf of the Fiscal Agent;
                  and

         (e)      bear a unique serial number.

(2)      Each Definitive Note shall:

         (a) be in substantially the form (duly completed) set out in the relevant Schedule hereto (or in such other form as the Issuer, the Fiscal Agent and the Relevant Dealer shall have agreed);

         (b) unless the contrary is specified in the relevant Pricing Supplement, be in the format from time to time specified by the International Primary Market Association or any successor body thereto;

         (c)      have a unique serial number printed thereon;

                                    Amended and Restated Fiscal Agency Agreement

         (d) if so specified in the relevant Pricing Supplement, have Coupons attached thereto at the time of its initial delivery;

         (e) in the case of an Instalment Note, if so specified in the relevant Pricing Supplement, have a Receipt attached thereto at the time of its initial delivery;

         (f) have the Conditions endorsed thereon or attached thereto which may consist of Integrated Conditions or Long-form Conditions;

         (g) be executed manually or in facsimile by two authorised signatories of the Issuer (and, in the case of E.ON Finance, such authorised signatures shall be Managing Directors);

         (h)      be authenticated manually by or on behalf of the Fiscal Agent;

         (i) be printed in accordance with the requirements of any Clearing System by which such Notes are intended to be accepted;

         (j) be printed in accordance with the requirements of any stock exchange, on which such Notes may be listed; and

         (k) be printed in accordance with, and otherwise satisfy, any other applicable legal and/or regulatory requirements.

(3) Any facsimile signature affixed to a Definitive Note may be that of a person who is at the Issue Date of the relevant Tranche an authorised signatory for such purpose of the Issuer (and, in the case of E.ON Finance, a Managing Director) notwithstanding that such person may for any reason (including death) have ceased to be such an authorised signatory at the time at which such Definitive Note may be delivered.

(4) Execution in facsimile of any Definitive Notes and any photostatic copying or other duplication of master Global Notes (in unauthenticated form, but executed manually on behalf of the relevant Issuer as stated above) shall be binding upon such Issuer in the same manner as if such Definitive Notes or such Global Notes were signed manually by such authorised signatories.

(5) Each of E.ON AG, E.ON Finance and E.ON UK shall promptly notify in writing the Fiscal Agent of any change in the names of the person or persons whose signatures are to be used.

5.       ISSUANCE OF NOTES

(1) Upon the conclusion of any Relevant Agreement, the Issuer shall, as soon as practicable but in any event, not later than 2.00 p.m. (Frankfurt time) on the third Frankfurt business day prior to the proposed Issue Date:

                                    Amended and Restated Fiscal Agency Agreement

         (a) confirm to the Fiscal Agent by telefax or any electronic information system agreed between the Fiscal Agent and the Issuer all such information as the Fiscal Agent may reasonably require to carry out its functions under this Agreement and such details as are necessary to enable it to authenticate and deliver the Global Note;

         (b) (if no standard payment instructions have been given to the Fiscal Agent) designate by tested telex or SWIFT the account of the Issuer to which payment of the proceeds of issue should be made;

         (c) deliver to the Fiscal Agent a copy, duly executed, of the Pricing Supplement; and

         (d) deliver to the Fiscal Agent the completed Global Note (in unauthenticated form but executed on behalf of the Issuer) in relation to the relevant Tranche, with the Conditions attached.

(2) On or before 10.00 a.m. (Frankfurt time) on the Frankfurt business day prior to the Issue Date in relation to each Tranche or such other time as may be agreed between the Fiscal Agent and the relevant Clearing System, the Fiscal Agent shall authenticate and deliver the relevant Global Note to, or to a depositary for, the relevant Clearing System (which, in the case of CBL and Euroclear, shall be a depositary common to both of them). The Fiscal Agent shall give instructions to the relevant Clearing System to credit Notes represented by a Global Note to the Fiscal Agent's distribution account and to hold each such Note to the order of the Issuer pending delivery to the Relevant Dealer(s) on a delivery against payment basis (or on such other basis as shall have been agreed between the Issuer and the Relevant Dealer and notified to the Fiscal Agent) in accordance with the normal procedures of the relevant Clearing System and, following payment, to credit the Notes represented by such Global Note to such securities account(s) as shall have been notified to the Fiscal Agent by the Relevant Dealer(s). The Fiscal Agent shall on the Issue Date with respect to the relevant Tranche and against receipt of funds from the Relevant Dealer(s) transfer the proceeds of issue to the Issuer to the account notified in accordance with sub-clause (1) above.

(3) Where the Fiscal Agent acts as receiving bank for the Issuer with respect to the proceeds of issue of Notes being issued, if on the relevant Issue Date the Fiscal Agent does not receive the full proceeds of issue with respect to any Note (the "DEFAULTED NOTE") and, as a result, the Defaulted Note remains in the Fiscal Agent's distribution account with the Clearing System after such Issue Date, the Fiscal Agent shall:

         (i) continue to hold the Defaulted Note to the order of the Issuer;

         (ii) notify the Issuer forthwith of the non-receipt of the proceeds of issue with respect to the Defaulted Note; and, subsequently,



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                                    Amended and Restated Fiscal Agency Agreement

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         (iii)    notify the Issuer forthwith upon receipt of the full proceeds of issue with respect to such Defaulted Note.

(4) The Issuer shall, in relation to each Tranche of Notes which is initially represented by a TEFRA C Global Note or a Short Global Note, deliver to the Fiscal Agent not less than fourteen Frankfurt business days before such Temporary Global Note becomes exchangeable therefor, the Definitive Notes or, if so specified in the applicable Pricing Supplement, a combination of Definitive Notes and one or more Collective Notes. Such Definitive Notes and Collective Note(s) shall be delivered to the Fiscal Agent in unauthenticated form, but executed by the Issuer and otherwise complete. The Fiscal Agent shall authenticate and deliver such Definitive Notes and Collective Notes, as the case may be, in accordance with the terms hereof and of such TEFRA C Global Note or Short Global Note.

(5) The Issuer shall, in relation to each Tranche of Notes which is initially represented by a TEFRA D Global Note, deliver to the Fiscal Agent not less than fourteen (five, in the case of an exchange for a Permanent Global Note) Frankfurt business days before such TEFRA D Global Note becomes exchangeable therefor, the Permanent Global Note in relation thereto or, as the case may be, the Definitive Notes or, if so specified in the applicable Pricing Supplement, a combination of Definitive Notes and one or more Collective Notes. Such Global Notes, Definitive Notes and Collective Notes shall be delivered to the Fiscal Agent in unauthenticated form, but executed by the Issuer and otherwise complete. The Fiscal Agent shall authenticate and deliver such Global Notes, Definitive Notes or Collective Notes, as the case may be, in accordance with the terms hereof and of such TEFRA D Global Note.

(6) Where any Definitive Notes are to be delivered in exchange for a Temporary Global Note, the Fiscal Agent shall ensure that (i) in the case of Definitive Notes with Coupons attached, such Definitive Notes shall have attached thereto only such Coupons as shall ensure that neither loss nor gain of interest shall accrue to the bearer thereof;
         (ii) in the case of Instalment Notes with Receipts, such Notes shall have attached thereto only such Receipts with respect to instalment amounts as shall not then have been paid; and (iii) in the case of Instalment Notes without Receipts, any instalment amounts that shall have then been paid shall be noted on the grid endorsed on such Notes.

(7) The Fiscal Agent shall hold in safe custody all unauthenticated Global Notes and Definitive Notes (including any Coupons attached thereto) delivered to it in accordance with this Clause 5 and Clause 8 and shall ensure that the same are authenticated and delivered only in accordance with the terms hereof and, if applicable, the relevant Global Note. The Issuer shall ensure that each of the Fiscal Agent holds sufficient Notes, Receipts or Coupons to fulfil its respective obligations under this Clause 5 and Clause 8. The Fiscal Agent undertakes to notify the Issuer if it holds insufficient Notes, Coupons or Receipts for such purposes.



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                                    Amended and Restated Fiscal Agency Agreement

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(8)      The Fiscal Agent is authorised by each Issuer to authenticate such
         Global Notes or Definitive Notes as may be required to be authenticated hereunder by the signature of any person duly authorised for the purpose by the Fiscal Agent.

(9) In the event that a person who has signed on behalf of the Issuer any Note not yet issued but held by the Fiscal Agent in accordance with clause 5(7) ceases to be authorised as described in clause 5(4) or 5(5), the Fiscal Agent shall (unless the Issuer gives written notice to the Fiscal Agent that Notes signed by that person do not constitute valid and binding obligations of the Issuer or otherwise until replacements have been provided to the Fiscal Agent) continue to have authority to issue any such Notes, and the Issuer hereby warrants to the Fiscal Agent that such Notes shall, unless notified as aforesaid, be valid and binding obligations of the Issuer. Promptly upon such person ceasing to be authorised, the Issuer shall provide the Fiscal Agent with replacement Notes and upon receipt of such replacement Notes the Fiscal Agent shall cancel and destroy the Notes held by it which are signed by such person and shall provide to the Issuer a confirmation of destruction in respect thereof specifying the Notes so cancelled and destroyed.

(10) On each occasion on which a portion of a Temporary Global Note is exchanged for a portion of a Permanent Global Note, Collective Note or, as the case may be, for Definitive Notes (or any combination thereof, all as permitted by the Conditions), the Fiscal Agent shall note or procure that there is noted on the Schedule to the relevant Global Note the aggregate principal amount thereof so exchanged and the remaining principal amount of the relevant Global Note (which shall be the previous principal amount thereof less (or, in the case of a Permanent Global Note or a Collective Note the aggregate principal amount of which is to be written up plus) the aggregate principal amount so exchanged) and shall procure the signature of such notation on its behalf. The Fiscal Agent shall cancel or procure the cancellation of each relevant Global Note, against surrender of which it has made full exchange for a further Global Note or Definitive Notes (or any combination thereof permitted by the Conditions).


(11) Subject to the procedures set out in the Procedures Memorandum, for the purposes of this Clause 5 each of the Fiscal Agent is entitled to treat a telephone or telefax communication from a person purporting to be (and who the Fiscal Agent believes in good faith to be) the authorised representative of the Issuer named in the list referred to in, or notified pursuant to, Clause 12(7) as sufficient instructions and authority of the Issuer for the Fiscal Agent to act in accordance with this Clause 5. Any telephone communication shall be followed as soon as practicable by a telefax confirmation of such communication.

(12) If the Fiscal Agent, in its discretion, pays an amount (the "ADVANCE") to the Issuer on the basis that a payment (the "PAYMENT") has been or will be, received from a Dealer and if the Payment is not received by the Fiscal Agent on the date the Fiscal Agent pays the Issuer, the Issuer (failing which the Guarantor, if E.ON Finance or E.ON UK is the Issuer) shall repay to the Fiscal Agent the Advance and shall pay interest on the Advance (or the unpaid portion thereof) from (and


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                                    Amended and Restated Fiscal Agency Agreement

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         including) the date such Advance is made to (but excluding) the earlier of repayment in full of the Advance and receipt in full by the Fiscal Agent of the Payment from the Dealer (at a rate quoted at that time by the Fiscal Agent as its cost of funding the Advance).

6.       PAYMENTS

(1) The Issuer (failing which the Guarantor, if E.ON Finance or E.ON UK is the Issuer) shall, before 10.00 a.m. (local time in the relevant financial centre of the payment currency), on each date on which any payment with respect to any Note becomes due, transfer to such account as the Fiscal Agent shall specify such amount in the currency in which the relevant payment falls to be made as shall be sufficient for the purposes of such funds being settled through such payment system as the Fiscal Agent and the Issuer may agree. The Fiscal Agent shall not be liable to account for interest on money paid to it by the Issuer. Money held by the Fiscal Agent need not to be segregated except as required by law.

(2) The Issuer (failing which the Guarantor, if E.ON Finance or E.ON UK is the Issuer) shall ensure that no later than 10.00 a.m. (Frankfurt time) on the second Frankfurt business day immediately preceding the date on which any payment is to be made to the Fiscal Agent pursuant to sub-clause (1), the Fiscal Agent shall receive an irrevocable payment confirmation from the paying bank of the Issuer.

(3) The Fiscal Agent shall ensure that payments of both principal and interest with respect to a Temporary Global Note will be made only to the extent that certification of non-U.S. beneficial ownership as required by U.S. securities laws and U.S. Treasury regulations (in the form set out in the Temporary Global Note) has been received from the relevant Clearing System in accordance with the terms thereof.

(4) Subject to the receipt by the Fiscal Agent of the payment confirmation as provided in sub-clause (2) above, the Fiscal Agent or the relevant Paying Agent shall pay or cause to be paid all amounts due with respect to the Notes on behalf of the Issuer and (if E.ON Finance or E.ON UK is the Issuer) the Guarantor in the manner provided in the Conditions. If any payment provided for in sub-clause (1) is made late but otherwise in accordance with the provisions of this Agreement, the Fiscal Agent and/or each Paying Agent shall nevertheless make payments with respect to the Notes as aforesaid following receipt by it of such payment. The Fiscal Agent shall, as soon as reasonably possible and no later than
         1.00 p.m. (Frankfurt time) on the business day following the due date, notify the Issuer if it has not received such payment from the Issuer.

(5) If the Fiscal Agent has reason to believe that the amounts to be received by the Fiscal Agent pursuant to sub-clause (1) will be, or the amounts actually received by it pursuant thereto are, insufficient to satisfy all claims with respect to all payments then falling due with respect to the Notes, neither the Fiscal Agent nor any Paying Agent shall be obliged to pay any such claims until the Fiscal Agent, has received the full amount of all such payments.



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                                    Amended and Restated Fiscal Agency Agreement

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(6)      The Fiscal Agent shall not be obliged to repay any moneys paid to it by an Issuer with respect to any Note or the Guarantor with respect to the Guarantee unless or until claims against the Issuer or the Guarantor with respect to the relevant Notes or the Guarantee are prescribed or the obligation to make the relevant payment ceases in accordance with the Conditions or the terms of the Guarantee. In such event it shall upon the request of the Issuer repay, as soon as practicable, to the Issuer or the Guarantor, as the case may be, such portion of such amount as relates to such claim or payment by paying the same by credit transfer to such account with such bank as the Issuer or the Guarantor may by notice to the Fiscal Agent have specified for this purpose.

(7) If the Fiscal Agent pays any amounts to the Holders or to any Paying Agent at a time when it has not received payment in full with respect to the relevant Notes in accordance with sub-clause (1) (the excess of the amounts so paid over the amounts so received being the "SHORTFALL"), the Issuer (failing which the Guarantor, if E.ON Finance or E.ON UK is the Issuer) shall, in addition to paying amounts due under sub-clause (1), pay to the Fiscal Agent on demand interest (at a rate which represents the Fiscal Agent's cost of funding the Shortfall) on the Shortfall (or the unreimbursed portion thereof) until the receipt in full by the Fiscal Agent of the Shortfall.

(8) The Fiscal Agent shall on demand reimburse each Paying Agent for payments with respect to Notes properly made by such Paying Agent in accordance with this Agreement and the Conditions unless the Fiscal Agent has notified the Paying Agent, prior to the opening of business in the location of the office of the Paying Agent through which payment with respect to the Notes can be made on the due date of a payment with respect to the Notes, that the Fiscal Agent does not expect to receive sufficient funds to make payment of all amounts falling due with respect to such Notes.

(9) Where Notes are represented by a Global Note, all payments due with respect to such Notes shall be made to, or to the order of, the holder of the Global Note, subject to and in accordance with the provisions of the Global Note and the Conditions.

(10) If the amount of principal and/or interest then due for payment is not paid in full (otherwise than by reason of a deduction required by law to be made therefrom), the Fiscal Agent to which a Note is presented for the purpose of making such payment shall make a record of such Shortfall on the Note and such record shall, in the absence of manifest error, be prima facie evidence that the payment in question has not to that extent been made.



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7.       MISCELLANEOUS DUTIES OF THE FISCAL AGENT AND THE PAYING AGENTS

DETERMINATION OF EXCHANGE DATE AND END OF RESTRICTED PERIOD

(1) If the Notes of the relevant Tranche are initially represented by a TEFRA D Global Note then the following provisions shall apply:

         (a) The Fiscal Agent shall determine the Exchange Date for such TEFRA D Global Note in accordance with the terms thereof. Forthwith upon determining the Exchange Date with respect to any Tranche, the Fiscal Agent shall notify such determination to the Issuer, the Guarantor (if E.ON Finance or E.ON UK is the Issuer) the Relevant Dealer and the Clearing System.

         (b) In the case of a Tranche with respect to which there is only one Dealer, the Fiscal Agent will determine the end of the restricted period with respect to such Tranche as being the fortieth day following the date certified by the Relevant Dealer to the Fiscal Agent as being the date as of which distribution of the Notes of that Tranche was completed.

         (c) In the case of a Tranche with respect to which there is more than one Dealer but which is not issued on a syndicated basis, the Fiscal Agent will determine the end of the restricted period with respect to such Tranche as being the fortieth day following the latest of the dates certified by all the Relevant Dealers to the Fiscal Agent as being the respective dates as of which distribution of the Notes of that Tranche purchased by each such Dealer was completed.

         (d) In the case of a Tranche issued on a syndicated basis, the Fiscal Agent will determine the end of the restricted period with respect to such Tranche as being the fortieth day following the date certified by the Lead Manager to the Fiscal Agent as being the date as of which distribution of the Notes of that Tranche was completed.

         (e) Forthwith upon determining the end of the restricted period with respect to any Tranche, the Fiscal Agent shall notify such determination to the Issuer, the Guarantor (if E.ON Finance or E.ON UK is the Issuer), the Clearing System and the Relevant Dealer(s) (in the case of a non-syndicated issue) or the Lead Manager (in the case of a syndicated issue).

LISTING

(2) Where the Notes of the relevant Tranche are to be listed on any stock exchange and where the rules of such stock exchange require submission of the Pricing Supplement for the listing of such Notes only, the Fiscal Agent shall on behalf of the Issuer deliver a copy of the Pricing Supplement in relation to such Tranche and, where Integrated Conditions are specified in such Pricing Supplement, such Conditions to such stock exchange or the relevant listing agent as agreed

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         between the Issuer and the relevant Dealer and notified to the Fiscal
         Agent as soon as practicable but in any event, subject to the timely receipt thereof, not later than the time required by such stock exchange for submission of Pricing Supplements. The Issuer shall advise the Fiscal Agent of the time required by any such stock exchange (other than the Luxembourg Stock Exchange) for submission of the Pricing Supplement.

(3) The Fiscal Agent shall not have any responsibility with respect to the listing of Notes to be issued under the Programme on any German stock exchange. If with respect to any Tranche of Notes, the applicable Pricing Supplement provides for the listing of such Tranche on a German stock exchange, the relevant Dealer shall attend to obtaining such listing.

NOTICES

(4) Upon the receipt by the Fiscal Agent of a demand or notice from any Holder in accordance with the Conditions the Fiscal Agent shall forward a copy thereof to the Issuer and (if E.ON Finance or E.ON UK is the Issuer) the Guarantor.

(5) On behalf of and at the request and expense of the Issuer the Fiscal Agent shall cause to be published, or delivered to Holders, all notices required to be given by the Issuer or the Guarantor (if E.ON Finance or E.ON UK is the Issuer) to the Holders in accordance with the Conditions.

NOTICE OF WITHHOLDING OR DEDUCTION

(6) If the Issuer is, with respect to any payment, required to withhold or deduct any amount for or on account of taxes or duties of whatever nature as specifically contemplated under the Conditions, the Issuer and/or the Guarantor (if E.ON Finance or E.ON UK is the Issuer) shall give notice thereof to the Fiscal Agent as soon as it becomes aware of the requirement to make such withholding or deduction and shall give to the Fiscal Agent such information as either of them shall require to enable it to comply with such requirement.

DOCUMENTS AVAILABLE FOR INSPECTION

(7) The executed Guarantee shall be deposited with the Fiscal Agent and shall be held in safe custody by it on behalf of the Holders at its specified office for the time being. The Fiscal Agent shall upon request issue a certified copy of the Guarantee to a Holder for the purposes set out in Clause 10 of each of the Guarantee.

(8) The Paying Agents shall hold available for inspection at their specified offices during normal business hours copies of all documents required to be so available as provided in the Information Memorandum, or in relation to any Notes, the Conditions or Pricing Supplement with respect to such Notes, or as may be required by the rules of any stock exchange on which the Notes may be listed.



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                                    Amended and Restated Fiscal Agency Agreement

                                     - 17 -


(9) For the above purposes, the Issuers shall furnish to the Fiscal Agent for distribution among the Paying Agents sufficient copies of each of the relevant documents.

INDEMNITY

(10) Each of the Agents shall severally indemnify E.ON AG, E.ON Finance and E.ON UK against any claim, demand, action, liability, loss or expense (including legal fees and any applicable value added tax) which either of them may incur, as a result or arising out of any negligent or wilful breach by such Agent of its obligations under this Agreement. The indemnification shall continue after the expiry or termination of this Agreement provided that the negligent or wilful breach by such Agent of its obligations under this Agreement occurred before the expiry or termination of this Agreement.

CANCELLATION OF NOTES, COUPONS AND RECEIPTS

(11) All Notes which are redeemed and all Coupons and Receipts which are paid shall be cancelled by the Fiscal Agent or Paying Agent by which they are redeemed, paid or exchanged. In addition, all Notes which are purchased by or on behalf of the Issuer and surrendered to a Paying Agent for cancellation, together (in the case of Definitive Notes) with all unmatured Coupons (if any) attached thereto or surrendered therewith, shall be cancelled by the Paying Agent to which they are surrendered. Each of the other Paying Agents shall give to the Fiscal Agent details of all payments made by it and shall deliver all cancelled Notes, Coupons and Receipts to the Fiscal Agent.

(12)     A certificate stating:

         (a) the aggregate principal amount of Notes which have been redeemed and the aggregate amount paid in respect thereof;

         (b) the certificate numbers of Notes cancelled together with details of all unmatured Coupons (if any) attached thereto or delivered therewith;

         (c) the aggregate amount paid with respect to interest on the Notes;

         (d)      the total number by maturity date of Coupons so cancelled; and

         (e)      the serial numbers of such Notes,

         shall be given to the Issuer by the Fiscal Agent as soon as reasonably practicable and in any event within three months after the date of such repayment or, as the case may be, payment or exchange.

(13) The Fiscal Agent shall destroy all cancelled Notes, Coupons and Receipts and, forthwith upon destruction, furnish the Issuer with a certificate of the serial numbers of the Notes and the number by maturity date of Coupons or Receipts so destroyed.


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                                    Amended and Restated Fiscal Agency Agreement

                                     - 18 -


(14) Without prejudice to the obligations of the Fiscal Agent pursuant to sub-clause (12), the Fiscal Agent shall keep a full and complete record of all Notes, Coupons and Receipts (other than serial numbers of Coupons) and of their redemption, purchase by or on behalf of the Issuer and cancellation, payment or exchange (as the case may be) and of all replacement Notes, Coupons or Receipts issued in substitution for mutilated, defaced, destroyed, lost or stolen Notes, Coupons or Receipts. The Fiscal Agent shall with respect to the Coupons of each maturity retain until the expiry of ten years from the relevant date with respect to such Coupons either all paid or exchanged Coupons of that maturity or a list of the serial numbers of Coupons of that maturity still remaining unpaid or unexchanged. The Fiscal Agent shall at all reasonable times make such record available to the Issuer, the Guarantor (if E.ON Finance or E.ON UK is the Issuer) and any persons authorised by either of them for inspection and for the taking of copies thereof or extracts therefrom.

(15) All records and certificates made or given pursuant to this Clause and Clause 8 shall make a distinction between Notes, Coupons and Receipts of each Series.

CHANGE IN THE IDENTITY OF DEALERS

(16) Each Issuer undertakes to notify the Fiscal Agent of any changes in the identity of the Dealers appointed generally with respect to the Programme and the Fiscal Agent agrees to notify the other Paying Agents thereof.

REPAYMENT

(17) If the presentation period with respect to Notes or Coupons as specified in Clause 8 of the Conditions of the Notes shall have lapsed and provided that there is no outstanding bona fide and proper claim with respect to any payment with respect to the Notes, the Fiscal Agent shall on demand pay to the Issuer or the Guarantor, as the case may be, sums equivalent to any amounts paid to it by the Issuer or the Guarantor, as the case may be, for the purposes of such payments.

8.       REPLACEMENT NOTES

(1) Each Issuer will cause a sufficient quantity of additional forms of Definitive Notes, Coupons and Receipts to be available, upon request, to the Fiscal Agent for the purpose of issuing replacement Notes, Coupons or Receipts as provided below. In connection with a specific replacement transaction, the Issuer shall upon request deliver to the Fiscal Agent sufficient Global Notes for such purpose.

(2) Subject to compliance with all applicable laws and regulations, the Fiscal Agent shall, subject to and in accordance with the Conditions and the following provisions of this Clause, cause to be delivered any replacement Notes, Coupons or Receipts which the Issuer may determine to issue in place of Notes, Coupons or Receipts which have been lost, stolen, mutilated, defaced or destroyed.



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                                    Amended and Restated Fiscal Agency Agreement

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(3)      In the case of a mutilated or defaced Note, the Fiscal Agent shall ensure that (unless otherwise covered by such indemnity as the Issuer may require) any replacement Note will only have attached to it Coupons and Receipts corresponding to those (if any) attached to the mutilated or defaced Note which is presented for replacement.

(4) The Fiscal Agent shall not issue any replacement Note, Coupon or Receipt unless and until the claimant therefor shall have:

         (a) paid such costs and expenses as may be incurred in connection therewith;

         (b) furnished it with such evidence and indemnity as the Issuer may reasonably require; and

         (c) in the case of any mutilated or defaced Note, Coupon or Receipt surrendered it to the Fiscal Agent.

(5) The Fiscal Agent shall cancel any mutilated or defaced Notes, Coupons or Receipts with respect to which replacement Notes, Coupons or Receipts have been issued pursuant to this Clause and shall furnish the Issuer with a certificate stating the serial numbers of the Notes, Coupons or Receipts so cancelled and, unless otherwise instructed by the Issuer in writing, shall destroy such cancelled Notes, Coupons or Receipts and furnish the Issuer with a destruction certificate containing the information specified in Clause 7(13).

(6) The Fiscal Agent shall, on issuing any replacement Note, Coupon or Receipt, forthwith inform the Issuer and the other Paying Agents of the serial number of such replacement Note, Coupon or Receipt issued and (if known) of the serial number of the Note, Coupon or Receipt in place of which such replacement Note, Coupon or Receipt has been issued. Whenever replacement Coupons or Receipts are issued pursuant to the provisions of this Clause, the Fiscal Agent shall also notify the other Paying Agents of the maturity dates of the lost, stolen, mutilated, defaced or destroyed Coupons or Receipts and of the replacement Coupons or Receipts issued.

(7) The Fiscal Agent shall keep a full and complete record of all replacement Notes, Coupons or Receipts issued and shall make such record available at all reasonable times to the Issuer, the Guarantor (if E.ON Finance or E.ON UK is the Issuer) and any persons authorised by either of them for inspection and for the taking of copies thereof or extracts therefrom.

(8) Whenever any Note, Coupon or Receipt for which a replacement Note, Coupon or Receipt has been issued and with respect to which the serial number is known is presented to the Fiscal Agent or any of the other Paying Agents for payment, the Fiscal Agent or, as the case may be, the relevant other Paying Agent shall immediately send notice thereof to the Issuer and the other Paying Agents and act upon the Issuer's instructions.



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                                     - 20 -


9.       APPOINTMENT AND DUTIES OF THE CALCULATION AGENT

(1) The Fiscal Agent may be appointed as Calculation Agent with respect to any Series of Notes by agreement with the Issuer. The Fiscal Agent shall be deemed to having agreed to act as Calculation Agent with respect to a Series if it shall have been named as Calculation Agent in the relevant Pricing Supplement no later than five Frankfurt business days before the Issue Date or, if earlier, the first date on which it is required to make any calculation or determination and shall not have notified the Issuer that it does not wish to be so appointed within three Frankfurt business days of receipt by it of the relevant Pricing Supplement.

(2) If the Fiscal Agent has agreed, or is deemed to have agreed to act as Calculation Agent, it shall perform all matters expressed to be performed by it in, and otherwise comply with, the Conditions and the provisions of this Agreement and, in connection therewith, shall take all such action as may be incidental thereto.

(3) The Calculation Agent shall with respect to each Series of Notes in relation to which it is appointed as such:

         (a) obtain such quotes and rates and/or make such determinations, calculations, adjustments, notifications and publications as may be required to be made by it by the Conditions at the times and otherwise in accordance with the Conditions; and

         (b) maintain a record of all quotations obtained by it and of all amounts, rates and other items determined or calculated by it and make such record available for inspection at all reasonable times during normal business hours by the relevant Issuer and the Paying Agents.

10.      EARLY REDEMPTION OF NOTES

(1) If the Issuer decides to redeem any Notes for the time being outstanding prior to their Maturity Date in accordance with the Conditions, it shall give notice of such decision to the Fiscal Agent not less than 14 Frankfurt business days before the date on which it will give notice to the Holders in accordance with the Conditions of such redemption in order to enable the Fiscal Agent to undertake its obligations herein and in the Conditions.

(2) If only some of the Notes are to be redeemed on such date, the Fiscal Agent shall take the required steps for identifying the Notes to be redeemed in accordance with the Conditions.

(3) The Fiscal Agent shall publish the notice required in connection with any such redemption. Such notice shall specify the matters relevant with respect to such redemption in accordance with the provisions of the Conditions. The Fiscal Agent will also notify the other Paying Agents of any date fixed for redemption of any Notes.


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                                    Amended and Restated Fiscal Agency Agreement

(4) Each Paying Agent will keep a stock of redemption notices (in such form as may be agreed between the Issuer and the Fiscal Agent) and will make such notices available on demand to Holders of Notes, the Conditions of which provide for redemption at the option of Holders. The Paying Agent shall, upon receipt of any such redemption notice, notify forthwith the Issuer thereof. Upon receipt of any Note deposited in the exercise of such option in accordance with the Conditions, the Paying Agent with which such Note is deposited shall hold such Note (together with any Coupon relating to it deposited with it) on behalf of the depositing Holder (but shall not, save as provided below, release it) until the due date for redemption of the relevant Note consequent upon the exercise of such option, when, subject as provided below, it shall present such Note (and any such Coupon) to itself for payment of the amount due thereon together with any interest due on such date in accordance with the Conditions and shall pay such moneys in accordance with the directions of the Holder contained in the relevant redemption notice. lf, prior to such due date for its redemption, such Note becomes immediately due and payable or if upon due presentation payment of such redemption moneys is improperly withheld or refused, the Paying Agent concerned shall post such Note (together with any such Coupon) by uninsured post to the relevant Holder unless the Holder has otherwise requested and paid the costs of such insurance to the relevant Paying Agent at the time of depositing the Notes at such address as may have been given by the Holder in the relevant redemption notice. At the end of each period for the exercise of such option, each Paying Agent shall promptly notify the Fiscal Agent of the principal amount of the Notes with respect to which such option has been exercised with it together with their serial numbers and the Fiscal Agent shall promptly notify such details to the Issuer.

11.      FEES AND EXPENSES

(1) The Issuers shall pay to the Fiscal Agent for its own account and for the account of the Paying Agents and, in case the Fiscal Agent acts as Calculation Agent, the Calculation Agent, such fees as may have been agreed between them and the Fiscal Agent with respect to the services of such Agents hereunder. The Issuer (failing which the Guarantor, if E.ON Finance or E.ON UK is the Issuer) shall pay to any Calculation Agent such fees as may have been agreed between the Issuer and the Guarantor (if E.ON Finance or E.ON UK is the Issuer) and such Calculation Agent with respect to its services hereunder.

(2) The Issuers shall reimburse each Agent for all reasonable expenses (including legal fees and any applicable value added tax) properly incurred in connection with its services hereunder.

(3) The Issuers shall pay all stamp, documentary, registration taxes or duties and other taxes and duties (including any interest and penalties thereon or in connection therewith) which may be payable upon or in connection with the execution and delivery of this Agreement and any letters of appointment under which any Agent is appointed as agent hereunder. The Issuers shall indemnify each Agent against any claim, demand, action, liability, loss or expense (including legal fees and any applicable value added tax) which it may incur or

                                    Amended and Restated Fiscal Agency Agreement
         which may be made against it as a result or arising out of any failure to pay any such taxes or duties or delay in paying any of the same.

12.      TERMS OF APPOINTMENT

(1) Each of the Agents and (in the case of (b), (d), (e) and (f)) each Calculation Agent may, in connection with its services hereunder:

         (a) except as ordered by a court of competent jurisdiction or as required by law, treat the bearer of any Note or Coupon as the owner thereof and make payments thereon accordingly;

         (b) assume that the terms of each Note, Coupon or Receipt as issued are correct;

         (c) refer any question relating to the ownership of any Note, Coupon or Receipt or the adequacy or sufficiency of any evidence supplied in connection with the replacement of any Note, Coupon or Receipt to the Issuer for determination by such Issuer and rely upon any determination so made;

         (d) rely upon the terms of any notice, communication or other document reasonably believed by it to be genuine;

         (e) engage and pay for the advice or services of any lawyers or other experts whose advice or services may to it seem necessary and rely upon any advice so obtained. Such Agent shall be protected and shall incur no liability as against E.ON AG, E.ON Finance or E.ON UK with respect to any action taken, or suffered to be taken, in accordance with such advice and in good faith; and

         (f) treat itself as being released from any obligation to take any action hereunder which it reasonably expects will result in any expense or liability to it, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it.

(2) In acting hereunder and in connection with the Notes, the Agents shall act solely as agents of E.ON AG, E.ON Finance and E.ON UK and will not thereby assume any obligations towards or relationship of agency or trust for or with any of the Holders.

(3) In acting hereunder and in connection with the Notes, the Agents shall not be liable for the legality, validity or enforceability of any Note, Coupon or Receipt.

(4) Each Agent may purchase, hold and dispose of Notes, Coupons or Receipts and may enter into any transaction (including, among other transactions, any depositary, trust or agency transaction) with any Holder or with any other party hereto in the same manner as if it had not been appointed as the agent of E.ON AG, E.ON Finance and E.ON UK.


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                                    Amended and Restated Fiscal Agency Agreement

(5) The Issuers shall indemnify each Agent against any claim, demand, action, liability, loss or expense (including legal fees and any applicable value added tax) which such Agent may reasonably incur, otherwise than as a result of or arising out of any negligent or wilful breach by such Agent of its obligations under this Agreement. The indemnification shall continue after the expiry or termination of this Agreement provided that the event which led to that claim, demand, action, liability, loss or expense occurred before the expiry or termination of this Agreement.

(6) The obligations of the Agents hereunder shall be several, and not joint. The Agents shall only be obliged to perform those duties set out in this Agreement, the Procedures Memorandum and the Notes.

(7) Each of the Issuers shall provide the Fiscal Agent with a list of persons authorised to execute documents and take action on its behalf in connection with this Agreement, such list to be signed by two duly authorised signatories of E.ON AG, E.ON Finance and E.ON UK, respectively. E.ON AG, E.ON Finance and E.ON UK shall notify the Fiscal Agent if any of such persons ceases to be so authorised or if any additional person becomes so authorised by notice signed by two duly authorised signatories of E.ON AG, E.ON Finance and E.ON UK, as the case may be.

13.      CHANGES IN AGENTS

(1) The Fiscal Agent may (subject as provided in sub-clause (3) below) at any time resign as Fiscal Agent by giving at least 30 days' written notice to E.ON AG, E.ON Finance and E.ON UK of such intention on its part, specifying the date on which its desired resignation shall become effective, provided that no such notice may expire with respect to any Series less than 10 days before or after any due date for payments with respect to any Notes or Coupons of such Series.

(2) The Fiscal Agent may (subject as provided in sub-clause (3) below) be removed at any time by E.ON AG, E.ON Finance and E.ON UK on at least 30 days' notice by the filing with it of an instrument in writing signed on behalf of E.ON AG, E.ON Finance and E.ON UK specifying such removal and the date when it shall become effective.

(3) Any resignation under sub-clause (1) or removal under sub-clauses (2) or (4) shall only take effect upon the appointment by E.ON AG, E.ON Finance and E.ON UK as hereinafter provided, of a successor Fiscal Agent and (other than in cases of insolvency of the Fiscal Agent) on the expiry of the notice to be given under Clause 15. E.ON AG, E.ON Finance and E.ON UK agree with the Fiscal Agent that if, by the day falling ten days before the expiry of any notice under sub-clause (1), E.ON AG, E.ON Finance and E.ON UK have not appointed a successor Fiscal Agent, then the Fiscal Agent shall be entitled, on behalf of E.ON AG, E.ON Finance and E.ON UK, to appoint as a successor Fiscal Agent in its place a reputable financial institution of good standing which E.ON AG, E.ON

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                                    Amended and Restated Fiscal Agency Agreement

         Finance and E.ON UK shall approve (such approval not to be unreasonably withheld or delayed).

(4) In case at any time the Fiscal Agent resigns, or is removed, or becomes incapable of acting or is adjudged bankrupt or insolvent, or files a voluntary petition in bankruptcy or makes an assignment for the benefit of its creditors or consents to the appointment of an administrator, liquidator or administrative or other receiver of all or a substantial part of its property, or admits in writing its inability to pay or meet its debts as they mature or suspends payment thereof, or if any order of any court is entered approving any petition filed by or against it under the provisions of any applicable bankruptcy or insolvency law a successor Fiscal Agent, which shall be a reputable financial institution of good standing may be appointed by E.ON AG, E.ON Finance and E.ON UK by an instrument in writing filed with the successor Fiscal Agent. Upon the appointment as aforesaid of a successor Fiscal Agent and acceptance by the latter of such appointment and (other than in case of insolvency of the Fiscal Agent when it shall be of immediate effect) upon expiry of the notice to be given under Clause 15, the Fiscal Agent so superseded shall cease to be the Fiscal Agent hereunder.

(5) Subject to the applicable provisions of the Conditions, E.ON AG, E.ON Finance and E.ON UK may, after prior consultation with the Fiscal Agent, terminate the appointment of any Paying Agent or Calculation Agent at any time and/or appoint one or more further Paying Agents or Calculation Agent by giving to the Fiscal Agent, and to the relevant Paying Agent at least 30 days' notice in writing to that effect (other than in the case of insolvency of the Paying Agent or Calculation Agent).

(6) Subject to the applicable provisions of the Conditions, any Paying Agent or Calculation Agent may resign its appointment hereunder at any time by giving E.ON AG, E.ON Finance, E.ON UK and the Fiscal Agent at least 30 days' written notice to that effect, provided that no such notice may expire with respect to any Series less than 10 days before or after any due date for payments with respect to any Notes or Coupons of such Series.

(7)      Upon its resignation or removal becoming effective, the Fiscal Agent:

         (a) shall forthwith transfer all moneys held by it hereunder and, if applicable, the documents and records referred to in Clauses 7(7), (8), (9), (14) and 8(7) and all Notes, Coupons or Receipts surrendered and not yet destroyed to the successor Fiscal Agent hereunder; and

         (b) shall be entitled to the payment by E.ON AG, E.ON Finance and E.ON UK of its fees and expenses for the services therefore rendered hereunder in accordance with the terms of Clause 11.

(8) Upon its appointment becoming effective, a successor Fiscal Agent or Calculation Agent and any new Paying Agent shall, without further act, become vested with all the rights, duties and obligations of its predecessor or, as the case

                                    Amended and Restated Fiscal Agency Agreement
         may be, a Paying Agent with like effect as if originally named as Fiscal Agent or (as the case may be) a Paying Agent or Calculation Agent hereunder.

(9) lf the Fiscal Agent or any Paying Agent or Calculation Agent determines to change its specified office it shall (after having, in any such case other than a change of specified office within the same city, obtained the prior written approval of E.ON AG, E.ON Finance and E.ON UK thereto) give to E.ON AG, E.ON Finance and E.ON UK and (if applicable) the Fiscal Agent written notice of such determination giving the address of the new specified office which shall be in the same city and stating the date on which such change is to take effect, which shall not be less than 30 days thereafter. The Fiscal Agent (on behalf of the Issuer (failing which the Guarantor, if E.ON Finance or E.ON UK is the Issuer)) shall within 15 days of receipt of such notice (unless the appointment of the Fiscal Agent or the Paying Agent or Calculation Agent, as the case may be, is to terminate pursuant to the above sub-clauses on or prior to the date of such change) give or cause to be given not more than 30 days' nor less than 15 days' notice thereof to the Holders in accordance with the Conditions.

14.      MERGER AND CONSOLIDATION

         Any corporation into which the Fiscal Agent, Paying Agent or Calculation Agent may be merged or converted, or any corporation with which the Fiscal Agent, Paying Agent or Calculation Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Fiscal Agent, Paying Agent or Calculation Agent shall be a party, or any corporation to which the Fiscal Agent, Paying Agent or Calculation Agent shall sell or otherwise transfer all or substantially all the assets of the Fiscal Agent, Paying Agent or Calculation Agent shall, on the date when such merger, conversion, consolidation or transfer becomes effective and to the extent permitted by any applicable laws, become the successor Fiscal Agent, Paying Agent or Calculation Agent under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto, unless otherwise required by E.ON AG, E.ON Finance or E.ON UK and after the said effective date all references in this Agreement to the Fiscal Agent, Paying Agent or Calculation Agent shall be deemed to be references to such corporation. Written notice of any such merger, conversion, consolidation or transfer shall be given to E.ON AG, E.ON Finance and E.ON UK by the Fiscal Agent, Paying Agent or Calculation Agent concerned.

15.      NOTIFICATION OF CHANGES TO AGENTS

         Following receipt of notice of resignation from the Fiscal Agent, Paying Agent or Calculation Agent and forthwith upon appointing a successor Fiscal Agent, Paying Agent or Calculation Agent or on giving notice to terminate the appointment of any Fiscal Agent, Paying Agent or Calculation Agent, the Fiscal Agent shall give or cause to be given not more than 30 days' nor less than 15 days' notice thereof to the Holders in accordance with the Conditions. Such notice shall be on behalf and at the expense of the Issuer unless the resignation from or termination of the appointment is solely attributable to the party giving notice in which case such party shall bear the costs.

                                    Amended and Restated Fiscal Agency Agreement

16.      COMMUNICATION BETWEEN THE PARTIES

         A copy of all communications relating to the subject matter of this Agreement between the Issuer or (if E.ON Finance or E.ON UK is the Issuer) the Guarantor and the Holders on the one hand and any of the Paying Agents (other than the Fiscal Agent or the Calculation Agent) on the other hand shall be sent by the Paying Agent or the Calculation Agent to the Fiscal Agent.

17.      CURRENCY INDEMNITY

         If, under any applicable law and whether pursuant to a judgment being made or registered against the Issuer and/or the Guarantor (if E.ON Finance or E.ON UK is the Issuer) or in the liquidation, insolvency or analogous process of the Issuer and/or the Guarantor (if E.ON Finance or E.ON UK is the Issuer) or for any other reason, any payment by the Issuer and/or the Guarantor under or in connection with this Agreement is made or falls to be satisfied in a currency (the "OTHER CURRENCY") other than that in which the relevant payment is expressed to be due (the "REQUIRED CURRENCY") under this Agreement, then, to the extent that the payment (when converted into the required currency at the rate of exchange on the date of payment or, if it is not practicable for the Fiscal Agent, Paying Agent or Calculation Agent to purchase the required currency with the other currency on the date of payment, at the rate of exchange as soon thereafter as it is practicable for it to do so or, in the case of a liquidation, insolvency or analogous process at the rate of exchange on the latest date permitted by applicable law for the determination of liabilities in such liquidation, insolvency or analogous process) actually received by the Fiscal Agent, Paying Agent or Calculation Agent falls short of the amount due under the terms of this Agreement, each Issuer undertakes that it shall, as a separate and independent obligation, indemnify and hold harmless the Fiscal Agent, Paying Agent or Calculation Agent against the amount of such shortfall. For the purpose of this clause, "RATE OF EXCHANGE" means the rate at which the Fiscal Agent, Paying Agent or Calculation Agent is able on the relevant date to purchase the required currency with the other currency and shall take into account any premium and other costs of exchange.

18.      NOTICES AND COMMUNICATIONS

(1) All notices and communications under this Agreement shall be by letter or telefax, posted or delivered by hand, or (but only where specifically provided in the Procedures Memorandum) by telephone. Each notice or communication shall be given as follows:

         (a)      if to E.ON AG, at:

                  E.ON AG
                  E.ON Platz 1
                  D-40479 Dusseldorf

                  Telephone:   +49 211 4579-425
                  Telefax:     +49 211 4579-959
                  Attention:   Geschaftsbuchhaltung: Mr. Klaus Mokros

                                    Amended and Restated Fiscal Agency Agreement

         (b)      if to E.ON Finance, at:

                  E.ON International Finance B.V.
                  Strawinskylaan 3111
                  1077 ZX Amsterdam
                  The Netherlands

                  Telephone:   +31 20 406 4453
                  Telefax:     +31 20 406 4555
                  Attention:   Mr. Peter Pels

                  with a copy thereof to E.ON AG at the address, telefax number or telephone number specified in paragraph (a) above.

         (c)      if to E.ON UK, at:

                  E.ON UK plc
                  City Point
                  1 Ropemaker Street
                  London EC2Y 9HT
                  United Kingdom

                  Telephone:   +44 207 826 2868
                  Telefax:     +44 207 826 2860
                  Attention:   Graham Wood

                  with a copy thereof to E.ON AG at the address, telefax number or telephone number specified in paragraph (a) above.

         (d) if to the Fiscal Agent or a Paying Agent or to the Calculation Agent where the Fiscal Agent is the Calculation Agent, at:

                  Citibank, N.A.
                  P.O. Box 18055
                  5, Carmelite Street
                  GB-London EC4Y 0PA

                  Telephone:   +44 20 7508 3800
                  Telefax:     +44 20 7508 3876/7/8/9
                  Attention:   Agency & Trust Services

                  (or in the case of a Fiscal Agent not originally a party hereto, specified by notice to the other parties hereto at or about the time of its appointment as the agent of the Issuer)

                                    Amended and Restated Fiscal Agency Agreement

         (e) if to the Calculation Agent where the Fiscal Agent is not the Calculation Agent to it at the address, telefax number or telephone number, specified by notice to the other parties hereto at or about the time of its appointment as agent of the Issuer.

         or, in any case, to such other address, telefax number or telephone number or for the attention of such other person or department as the addressee has by prior notice to the sender specified for the purpose.

(2) Every notice or communication sent in accordance with sub-clause (1) shall be effective as follows:

         (a) LETTER OR TELEFAX: if sent by letter or telefax, upon receipt by the addressee;

         (b)      TELEPHONE: if made on the telephone, upon being made.

         In the case of (a) or (b) above, any such notice or communication which would otherwise take effect after 4.00 p.m. in the place of the addressee on any particular day shall not take effect until 10.00 a.m. on the immediately succeeding business day in the place of the addressee.

19.      GOVERNING LAW, PLACE OF JURISDICTION AND PROCESS AGENT

(1) This Agreement shall be governed by, and construed in accordance with, German law.

(2) Any action or other legal proceedings ("PROCEEDINGS") arising out of or in connection with this Agreement shall be brought in the District Court (Landgericht) in Dusseldorf.

         Nothing contained herein shall limit the right of any party hereto to take Proceedings against any other party hereto in any other court of competent jurisdiction.

(3) E.ON Finance and E.ON UK hereby appoint E.ON AG, with current address at E.ON Platz 1, D-40479 Dusseldorf, as its agent for service of process in any Proceedings brought, or to be brought, in any court in the Federal Republic of Germany. E.ON Finance and E.ON UK agree that, in the event of E.ON AG ceasing so to act, it will appoint another person as its agent for service of process in the Federal Republic of Germany with respect to any Proceedings.

         Nothing herein shall affect the right to serve process in any other manner permitted by law.

20.      SEVERABILITY AND PARTIAL INVALIDITY

         Should any provision of this Agreement be or become invalid in whole or in part, the other provisions shall remain in force. The invalid provision shall be deemed

                                    Amended and Restated Fiscal Agency Agreement
         substituted by a valid provision which accomplishes as far as legally possible the economic purposes of the invalid provision.

21.      AMENDMENT

         This Agreement may be amended by agreement in writing among the parties hereto without the consent of the Holders.

22.      COUNTERPARTS

         This Agreement may be signed in any number of counterparts, all of which, taken together, shall constitute one and the same agreement

                                    Amended and Restated Fiscal Agency Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Fiscal Agency Agreement as of the date first written above.

E.ON AG


--------------------       --------------------


E.ON INTERNATIONAL FINANCE B.V.


--------------------       --------------------


E.ON UK PLC


--------------------       --------------------


CITIBANK, N.A.
as Fiscal Agent


--------------------       --------------------


BANQUE DE LUXEMBOURG S.A.
as Paying Agent


--------------------       --------------------


CITIBANK AG
as Paying Agent


--------------------       --------------------

                                    Amended and Restated Fiscal Agency Agreement

Without prejudice to the foregoing execution of the Agreement by the parties thereto, Banque de Luxembourg S.A. expressly and specifically confirms its agreement with the provisions of Clause 19(2) of this Agreement for the purposes of article 63.2 of EC Regulation n degrees 44/2001 of 22nd December, 2000 on jurisdiction and the recognition and enforcement of judgments in civil and commercial matters.

BANQUE DE LUXEMBOURG S.A.


--------------------       --------------------

                                    Amended and Restated Fiscal Agency Agreement

                                   SCHEDULE 1
                                     PART I
                       German language form of Global Note

--------------------------------------------------------------------------------

                                  Serien Nr. -
Common Code Nr. -                                                          WKN -
ISIN Nr. -                                      [Sonstige Wertpapier-Kenn-Nr. -]

[Any United States person who holds this obligation will be subject to limitations under the United States income tax laws including the limitations provided in sections 165(j) and 1287(a) of the Internal Revenue Code.](1)


                                    [E.ON AG,
                   Dusseldorf, Bundesrepublik Deutschland](2)

                        [E.ON INTERNATIONAL FINANCE B.V.
                           Amsterdam, Niederlande](2)

                                  [E.ON UK PLC
         eingetragen mit beschrankter Haftung in England and Wales](2)

                       [Vorlaufige] [Dauer-] Globalurkunde

            [unter der unbedingten und unwiderruflichen Garantie der

                                  E.ON AG](2)

                                      uber
                      [WAHRUNG UND NENNBETRAG DER EMISSION]

                          SCHULDVERSCHREIBUNGEN fallig

                                [FALLIGKEITSJAHR]

Diese [Vorlaufige] [Dauer-] Globalurkunde verbrieft eine ordnungsgemass genehmigte Emission von [WAHRUNG UND NENNBETRAG DER EMISSION] Schuldverschreibungen, fallig [FALLIGKEITSJAHR] (die "SCHULDVERSCHREIBUNGEN") der [E.ON AG] [E.ON International Finance B.V.] [E.ON UK plc] (die "EMITTENTIN"). Bezugnahmen in dieser Urkunde auf die "Bedingungen" verstehen sich auf die [IM FALLE NICHT-KONSOLIDIERTER BEDINGUNGEN: Emissionsbedingungen in der durch das Konditionenblatt fur die Schuldverschreibungen (das "KONDITIONENBLATT") vervollstandigten, geanderten, erganzten oder ersetzten Form. Die Emissionsbedingungen und das Konditionenblatt sind dieser Urkunde beigefugt] [IM FALLE KONSOLIDIERTER BEDINGUNGEN: Bedingungen, die dieser Urkunde beigefugt sind]. Die


-------------------

(1) Dieser Absatz ist entbehrlich, wenn die Schuldverschreibungen eine ursprungliche Laufzeit von einem Jahr oder weniger haben.
(2)      Streichen soweit nicht anwendbar.

                                    Amended and Restated Fiscal Agency Agreement

Bedingungen sind Teil dieser [Vorlaufigen] [Dauer-] Globalurkunde. Die in den Bedingungen definierten Begriffe haben, soweit hierin verwendet, in dieser Urkunde die gleiche Bedeutung.

Die Emittentin verpflichtet sich, dem Inhaber dieser Urkunde die auf die durch diese [Vorlaufige] [Dauer-] Globalurkunde verbrieften Schuldverschreibungen zahlbaren Betrage gemass den Bedingungen zu zahlen.

Bei jeder Ruckzahlung oder jedem Kauf und jeder Entwertung von Schuldverschreibungen, die durch diese [Vorlaufige] [Dauer-] Globalurkunde verbrieft werden, werden die Einzelheiten der Ruckzahlung oder des Kaufs und der Entwertung von der oder fur die Emittentin in Anhang A zu dieser Urkunde vermerkt. Der entsprechende Vermerk im Anhang A zu dieser Urkunde, in dem die Ruckzahlung oder der Kauf und die Entwertung vermerkt werden, ist von der oder fur die Emittentin zu unterzeichnen. Nach der Ruckzahlung oder dem Kauf und der Entwertung ist der Nennbetrag dieser [Vorlaufigen] [Dauer-] Globalurkunde um den Nennbetrag der zuruckgezahlten oder gekauften und entwerteten Schuldverschreibungen reduziert. Der Nennbetrag dieser [Vorlaufigen] [Dauer-] Globalurkunde nach der Ruckzahlung oder dem Kauf und der Entwertung ist dann der jeweils letzte in der betreffenden Spalte in Teil I oder II des Anhangs A zu dieser Urkunde vermerkte Nennbetrag.

[Diese Globalurkunde wird gemass Section 1 der Bedingungen ausgetauscht. Bei vollstandigem Austausch ist diese Globalurkunde der Emissionsstelle auszuhandigen.](3)

Diese [Vorlaufige] [Dauer-] Globalurkunde unterliegt deutschem Recht.

Diese [Vorlaufige] [Dauer-] Globalurkunde ist nur gultig, wenn sie die Kontrollunterschrift der Emissionsstelle oder ihres Beauftragten tragt.

[Dusseldorf] [Amsterdam] [London], den [Datum]

[E.ON AG] [E.ON INTERNATIONAL FINANCE B.V.] [E.ON UK PLC]

-------------------------     -------------------------
UNTERSCHRIFTSBERECHTIGTER     UNTERSCHRIFTSBERECHTIGTER

Kontrollunterschrift

-----------------------
UNTERSCHRIFTSBERECHTIGTER

                                    Amended and Restated Fiscal Agency Agreement

[IM FALLE NICHT-KONSOLIDIERTER BEDINGUNGEN:
Die Emissionsbedingungen und das Konditionenblatt sind als Anlage beizufugen.]

[IM FALLE KONSOLIDIERTER BEDINGUNGEN:
Die Bedingungen sind als Anlage beizufugen.]

                                    Amended and Restated Fiscal Agency Agreement

                                    ANHANG A

                                     Teil I
                                    Tilgungen


Tilgungstag   Gesamtbetrag     Gezahlter  Verbleibender     Bestatigung der
              des zahlbaren    Kapital-   Nennbetrag        Zahlung durch oder
              Kapitalbetrages  betrag     dieser Global-    fur die Emittentin
                                          urkunde nach
                                          Zahlung


--------------------------------------------------------------------------------

                                    Amended and Restated Fiscal Agency Agreement

                                     Teil II
                               Kauf und Entwertung


Tag des Kaufs  Betrag des Kaufs   Verbleibender Nennbe-    Bestatigung des Kaufs
und der        und der            trag dieser Globalur-    und der Entwertung
Entwertung     Entwertung         kunde nach Kauf und      durch oder fur die
                                  Entwertung               Emittentin


--------------------------------------------------------------------------------

                                    Amended and Restated Fiscal Agency Agreement

[IM FALLE VON EMISSIONEN VON SCHULDVERSCHREIBUNGEN, AUF DIE DIE TEFRA D RULES ANWENDUNG FINDEN, WIRD DER VORLAUFIGEN GLOBALURKUNDE DAS FOLGENDE MUSTER
BEIGEFUGT:

                                    ANHANG B


                     ERFASSUNG DER VORGENOMMENEN AUSTAUSCHE

Datum          Nennbetrag, der gegen      Verbleibender           Vermerk
               Dauerglobalurkunde(en)     Nennbetrag nach         namens der
               ausgetauscht wurde         erfolgtem Austausch     Emittentin

----------     --------------------       --------------------      -----------

----------     --------------------       --------------------      -----------

----------     --------------------       --------------------      -----------

----------     --------------------       --------------------      -----------

----------     --------------------       --------------------      -----------

----------     --------------------       --------------------      -----------

----------     --------------------       --------------------      -----------

----------     --------------------       --------------------      -----------

----------     --------------------       --------------------      -----------

                                    Amended and Restated Fiscal Agency Agreement

[IM FALLE EINER EMISSION VON SCHULDVERSCHREIBUNGEN, AUF DIE DIE TEFRA D RULES ANWENDUNG FINDEN, WERDEN DIE FOLGENDEN MUSTER DER BESTATIGUNG ODER ANDERE UBLICHERWEISE VERWENDETE MUSTER DER VORLAUFIGEN GLOBALURKUNDE BEIGEFUGT.]

                                    ANLAGE I


[Form of certificate to be given in relation to exchanges of this Temporary
        Global Note for the Permanent Global Note or Definitive Notes:]

--------------------------------------------------------------------------------

                                    [E.ON AG]
                        [E.ON INTERNATIONAL FINANCE B.V.]
                                  [E.ON UK PLC]

                 [AGGREGATE PRINCIPAL AMOUNT AND TITLE OF NOTES]
                               (THE "SECURITIES")

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "MEMBER ORGANISATIONS") substantially to the effect set forth in the Fiscal Agency Agreement, as of the date hereof, [ ] principal amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("UNITED STATES PERSONS"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations
Section 1. 165-12(c)(1)(v) ("FINANCIAL INSTITUTIONS")) purchasing for their own account or for resale, or (b) acquired the Securities through and are holding through on the date hereof (as such terms "acquired through" and "holding through" are described in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(6)) foreign branches of United States financial institutions (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of
Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

As used herein, "UNITED STATES" means the United States of America (including the States and the District of Columbia); and its "POSSESSIONS" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

                                    Amended and Restated Fiscal Agency Agreement

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global security excepted in such certifications and
(ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as at the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.


Date:  [    ]*


[CLEARSTREAM BANKING AG/EUROCLEAR BANK S.A./N.V. AS OPERATOR OF THE EUROCLEAR SYSTEM/CLEARSTREAM BANKING SOCIETE ANONYME/OTHER CLEARING SYSTEM]


----------------------
[authorised signature]


---------------------
*        To be dated not earlier than the Exchange Date.

                                    Amended and Restated Fiscal Agency Agreement

                                    ANLAGE II

[Form of certificate to be given in relation to payments of interest falling due before the Exchange Date:]

--------------------------------------------------------------------------------

                                    [E.ON AG]
                        [E.ON INTERNATIONAL FINANCE B.V.]
                                  [E.ON UK PLC]

                 [AGGREGATE PRINCIPAL AMOUNT AND TITLE OF NOTES]
                               (THE "SECURITIES")

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "MEMBER ORGANISATIONS") substantially to the effect set forth in the Fiscal Agency Agreement, as of the date hereof, [ ] principal amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("UNITED STATES PERSONS"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations
Section 1.165-12(c)(1)(v) ("FINANCIAL INSTITUTIONS")) purchasing for their own account or for resale, or (b) acquired the Securities through and are holding through on the date hereof (as such terms "acquired through" and "holding through" are described in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(6)) foreign branches of United States financial institutions (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of
Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

As used herein, "UNITED STATES" means the United States of America (including the States and the District of Columbia); and its "POSSESSIONS" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global security excepted in such certifications and
(ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part

                                    Amended and Restated Fiscal Agency Agreement
submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as at the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.


Date:  [    ]*

[CLEARSTREAM BANKING AG/EUROCLEAR BANK S.A./N.V. AS OPERATOR OF THE EUROCLEAR SYSTEM/CLEARSTREAM BANKING SOCIETE ANONYME/OTHER CLEARING SYSTEM]

----------------------
[authorised signature]



---------------------
*            To be dated not earlier than the relevant interest payment date.

                                    Amended and Restated Fiscal Agency Agreement

                                   ANLAGE III

[Form of account holders certification referred to in the preceding certificates:]

                                    [E.ON AG]
                        [E.ON INTERNATIONAL FINANCE B.V.]
                                  [E.ON UK PLC]

                 [AGGREGATE PRINCIPAL AMOUNT AND TITLE OF NOTES]
                               (THE "SECURITIES")

This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to the United States Federal income taxation regardless of its source ("UNITED STATES PERSONS"), (ii) are owned by United States person(s) that (a) are foreign branches of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("FINANCIAL INSTITUTIONS") purchasing for their own account or for resale, or (b) acquired the Securities through and are holding through on the date hereof (as such terms "acquired through" and "holding through" are described in U.S. Treasury Regulations
Section 1.163-5(c)(2)(i)(D)(6)) foreign branches of United States financial institutions (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is further to certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

As used herein, "UNITED STATES" means the United States of America (including the States and the District of Columbia); and its "POSSESSIONS" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to [ ] of such interest in the above Securities with respect to which we are not able to certify and as to which we understand

                                    Amended and Restated Fiscal Agency Agreement
exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.


Date:  [    ]*


[ACCOUNT HOLDER] as or as agent for the beneficial owner of the Notes.


----------------------
[authorised signature]



-----------------------
* To be dated not earlier than fifteen days before the Exchange Date or, as the case may be, the relevant interest payment date.

                                    Amended and Restated Fiscal Agency Agreement

                                   SCHEDULE 1
                                     PART II

                      English language form of Global Note

                                  Series No. -

Common Code No. -                                                          WKN -
ISIN No. -                                 [Other Security Identification No. -]

[Any United States person who holds this obligation will be subject to limitations under the United States income tax laws including limitations provided in sections 165(j) and 1287(a) of the Internal Revenue Code.](1)


                                    [E.ON AG
       with statutory seat at Dusseldorf, Federal Republic of Germany](2)

                        [E.ON INTERNATIONAL FINANCE B.V.
             with statutory seat at Amsterdam, The Netherlands](2)

                                  [E.ON UK PLC
          incorporated with limited liability in England and Wales](2)

                       [Temporary] [Permanent] Global Note

                 [unconditionally and irrevocably guaranteed by

                                  E.ON AG](2)

                                  representing

                    [CURRENCY AND PRINCIPAL AMOUNT OF ISSUE]
                                    NOTES due
                               [YEAR OF MATURITY]

This certificate constitutes a [Temporary] [Permanent] Global Note with respect to a duly authorised issue of [CURRENCY AND PRINCIPAL AMOUNT OF ISSUE] Notes due [YEAR OF MATURITY] (the "NOTES") of [E.ON AG] [E.ON International Finance B.V.] [E.ON UK plc] (the "ISSUER"). References herein to the "CONDITIONS" shall be to the [IN THE CASE OF LONG-FORM CONDITIONS: Terms and Conditions of the Notes as completed, modified, supplemented or replaced by the pricing supplement relating to the Notes (the "PRICING SUPPLEMENT"), both as annexed hereto] [IN THE CASE OF INTEGRATED CONDITIONS: Terms and Conditions of the Notes as annexed hereto]. The Conditions form part of this



---------------------
(1) This legend is not required in case of Notes with a maturity of one year or less.
(2)      Delete as applicable

                                    Amended and Restated Fiscal Agency Agreement

[Temporary] [Permanent] Global Note. Expressions defined in the Conditions shall bear the same meanings when used in this [Temporary] [Permanent] Global Note.

The Issuer agrees to pay to the bearer hereof the amounts payable with respect to the Notes represented by this [Temporary] [Permanent] Global Note in accordance with the Conditions.

On any redemption with respect to, or purchase and cancellation of, any of the Notes represented by this [Temporary] [Permanent] Global Note details of such redemption or purchase and cancellation (as the case may be) shall be entered by or on behalf of the Issuer in Annex A hereto and the relevant space in Annex A hereto recording any such redemption or purchase and cancellation (as the case may be) shall be signed by or on behalf of the Issuer. Upon any such redemption or purchase and cancellation, the nominal amount of this [Temporary] [Permanent] Global Note shall be reduced by the nominal amount of Notes so redeemed or purchased and cancelled. The nominal amount of this [Temporary] [Permanent] Global Note following any such redemption or purchase and cancellation as aforesaid shall be the nominal amount most recently entered in the relevant column in Part I or II of Annex A hereto.

[This Global Note shall be exchanged in accordance with Section 1 of the Conditions. On an entire exchange of this Global Note, this Global Note shall be surrendered to the Fiscal Agent.](3)

This [Temporary] [Permanent] Global Note is governed by, and shall be construed in accordance with, German law.

This [Temporary] [Permanent] Global Note shall not be valid unless authenticated by or on behalf of the Fiscal Agent.

[Dusseldorf] [Amsterdam] [London], [Date]

[E.ON AG] [E.ON INTERNATIONAL FINANCE B.V.] [E.ON UK PLC]

-----------------------             -----------------------
AUTHORISED SIGNATORY                AUTHORISED SIGNATORY

                                    Amended and Restated Fiscal Agency Agreement

Control signature

on -

---------------------
AUTHORISED SIGNATORY

                                    Amended and Restated Fiscal Agency Agreement

[IN THE CASE OF LONG-FORM CONDITIONS:
The Terms and Conditions of the Notes and the Pricing Supplement are to be added by attachment hereafter.]

[IN THE CASE OF INTEGRATED CONDITIONS: The Conditions are to be added by attachment hereafter.]

                                    Amended and Restated Fiscal Agency Agreement

                                     ANNEX A

                                     Part I
                                   Redemptions

Date of re-     Total nominal     Nominal       Remaining        Confirmation of
demption        amount of this    amount re-    nominal          redemption by
                Global Note to    deemed        amount of this   or on behalf of
                be redeemed                     Global Note      the Issuer
                                                following such
                                                redemption


--------------------------------------------------------------------------------

                                    Amended and Restated Fiscal Agency Agreement

                                     Part II
                           Purchases and Cancellations


Date of purchase   Part of nominal    Remaining nominal     Confirmation of
and cancellation   amount of this     amount of this        purchase and can-
                   Global Note pur-   Global Note follow-   cellation by or on
                   chased and can-    ing such purchase     behalf of the Issuer
                   celled             and cancellation



--------------------------------------------------------------------------------

                                    Amended and Restated Fiscal Agency Agreement

[IN THE CASE OF TEFRA D GLOBAL NOTES THE FOLLOWING FORM WILL BE ATTACHED TO THE TEMPORARY GLOBAL NOTE:

                                     ANNEX B


                                    EXCHANGES

Date                Principal amount exchanged for      Remaining principal amount           Notation made on
                    Permanent Global Note(s)            following such exchange              behalf of the Issuer



------------------  ----------------------------------  -----------------------------------  ---------------------

------------------  ----------------------------------  -----------------------------------  ---------------------

------------------  ----------------------------------  -----------------------------------  ---------------------

------------------  ----------------------------------  -----------------------------------  ---------------------

------------------  ----------------------------------  -----------------------------------  ---------------------

------------------  ----------------------------------  -----------------------------------  ---------------------

------------------  ----------------------------------  -----------------------------------  ---------------------

------------------  ----------------------------------  -----------------------------------  ---------------------

------------------  ----------------------------------  -----------------------------------  ---------------------

                                    Amended and Restated Fiscal Agency Agreement

[IN THE CASE OF TEFRA D GLOBAL NOTES, THE FOLLOWING FORMS OF CERTIFICATION (OR SUCH OTHER FORM AS SHALL CUSTOMARILY BE USED) WILL BE ATTACHED TO THE TEMPORARY GLOBAL NOTE.]



                                    EXHIBIT I

   [INSERT CERTIFICATE TO BE GIVEN IN RELATION TO EXCHANGES OF THIS TEMPORARY
      GLOBAL NOTE FOR THE PERMANENT GLOBAL NOTE OR DEFINITIVE NOTES - SEE
          EXHIBIT I (ANLAGE I) TO GERMAN LANGUAGE FORM OF GLOBAL NOTE]


                                   EXHIBIT II

[INSERT CERTIFICATE TO BE GIVEN IN RELATION TO PAYMENTS OF INTEREST FALLING DUE
            BEFORE THE EXCHANGE DATE - SEE EXHIBIT II (ANLAGE II) TO
                      GERMAN LANGUAGE FORM OF GLOBAL NOTE]


                                   EXHIBIT III

      [INSERT ACCOUNT HOLDER'S CERTIFICATION REFERRED TO IN THE PRECEDING CERTIFICATES - SEE EXHIBIT III (ANLAGE III) TO GERMAN LANGUAGE FORM OF
                                  GLOBAL NOTE]

                                    Amended and Restated Fiscal Agency Agreement

                                   SCHEDULE 2
                                     PART I

                     German language form of Collective Note
       -------------------------------------------------------------------

Kupontag                                                                   WKN o
                                                                          ISIN o

         [BEZEICHNUNG DER SCHULDVERSCHREIBUNGEN] fallig [FALLIGKEITSTAG]

                                       der
                                    [E.ON AG,
                     Dusseldorf, Bundesrepublik Deutschland]

                        [E.ON INTERNATIONAL FINANCE B.V.,
                            Amsterdam, Niederlande],

                                  [E.ON UK PLC,
           eingetragen mit beschrankter Haftung in England und Wales]

[FESTGELEGTE WAHRUNG] o                                                Nr. o - o
                                                                       Nr. o - o
                                                                       Nr. o - o
                        Inhaber-Sammelschuldverschreibung
                                      uber
                        o Schuldverschreibungen zu je [ ]
                      und o Schuldverschreibungen zu je [ ]
                      und o Schuldverschreibungen zu je [ ]

                           im Gesamtnennbetrag von [ ]
      der [BESCHREIBUNG DER SCHULDVERSCHREIBUNGEN] im Gesammtnennbetrag von
                          [GESAMTNENNBETRAG EINFUGEN]

                                  eingeteilt in
                         o Schuldverschreibungen zu je o
                                   Nr. o - o,
                         o Schuldverschreibungen zu je o
                                   Nr. o - o,
                            o Schuldverschreibungen o
                                   Nr. o - o,

[E.ON AG] [E.ON International Finance B.V.] [E.ON UK plc] schuldet dem Inhaber dieser Sammelschuldverschreibung

                 [GESAMTBETRAG DER SAMMELGLOBALURKUNDE EINFUGEN]

Die Emittentin verpflichtet sich, dem Inhaber dieser Sammelschuldverschreibung die auf diese Sammelschuldverschreibung zahlbaren Betrage gemass den fur diese

                                    Amended and Restated Fiscal Agency Agreement

Schuldverschreibungen geltenden und dieser Urkunde beigefugten "BEDINGUNGEN" zu zahlen.

[Dusseldorf] [Amsterdam] [London], am [Datum]

[E.ON AG]
[E.ON INTERNATIONAL FINANCE B.V.]
[E.ON UK PLC]


------------      ------------

Kontrollunterschrift


--------------------


[Any United States person (as defined in the United States internal revenue code) who holds this obligation will be subject to limitations under the United States income tax laws including the limitations provided in sections 165(j) and 1287(a) of the Internal Revenue Code.]*












----------------------

* Dieser Absatz ist entbehrlich, wenn die Schuldverschreibungen eine ursprungliche Laufzeit von einem Jahr oder weniger haben.

                                    Amended and Restated Fiscal Agency Agreement

                      German language form of Global Coupon
  -----------------------------------------------------------------------------

1.   Inhaber-Sammelzinsschein zur Inhaber-               Sammelzinsschein 1
     Sammelschuldverschreibung uber [   ] der            Nr. o - o
     [Beschreibung der Schuldverschreibungen]            [Nr. o - o]
     zahlbar mit [   ] am [FALLIGKEITSTAG] [o]           [Nr. o - o]
     bei den gemass den Anleihebedingungen
     festgelegten Zahlstellen. Im Falle des
     Abhandenkommens oder der Vernichtung von            - WKN o
     Zinsscheinen ist ein Anspruch gemass                - ISIN o
     Section 804 Absatz 1 Satz 1 BGB                     [FESTGELEGTE WAHRUNG] o
     ausgeschlossen.                                     Datum, [o]


[Dusseldorf] [Amsterdam] [London], den [Datum]



[E.ON AG]
[E.ON INTERNATIONAL FINANCE B.V.]
[E.ON UK PLC]




--------------------       ---------------------

[Any United States person who holds this obligation will be subject to limitations under the United States income tax laws including the limitations provided in sections 165(j) and 1287(a) of the Internal Revenue Code.]*





--------------------
* Dieser Absatz ist entbehrlich, wenn die Schuldverschreibung eine ursprungliche Laufzeit von einem Jahr oder weniger hat.

                                    Amended and Restated Fiscal Agency Agreement

                                   SCHEDULE 2
                                     PART II

                            English language form of
                                 Collective Note
                              [Not to be executed]
  ----------------------------------------------------------------------------

[Coupon date]                                                              WKN o
                                                                          ISIN o

                      [TITLE OF NOTES] due [MATURITY DATE]

                                       of

                                    [E.ON AG,
         with statutory seat at Dusseldorf, Federal Republic of Germany]

                        [E.ON INTERNATIONAL FINANCE B.V.,
               with statutory seat at Amsterdam, The Netherlands],

                                  [E.ON UK PLC,
            incorporated with limited liability in England and Wales]


[SPECIFIED CURRENCY] o                                                 No. o - o
                                                                       No. o - o
                                                                       No. o - o

                               GLOBAL BEARER NOTE
                                       for

                               o Notes of [ ] each
                             and o Notes of [ ] each
                             and o Notes of [ ] each
                       in the total nominal amount of [ ]

of the [DESCRIPTION OF NOTES] in the aggregate principal amount of [INSERT AGGREGATE PRINCIPAL AMOUNT]

                                  divided into

                                o Notes of o each
                                   Nos. o - o,
                                o Notes of o each
                                   Nos. o - o,
                                  o Notes of o
                                   Nos. o - o,

                                    Amended and Restated Fiscal Agency Agreement

[E.ON AG] [E.ON International Finance B.V.] [E.ON UK plc] owes the bearer hereof [insert aggregate amount of the Collective Note]

The Issuer agrees to pay to the bearer hereof the amounts payable with respect to this Global Bearer Note in accordance with the "TERMS AND CONDITIONS" applicable to the Notes and attached hereto.

[Dusseldorf] [Amsterdam] [London], on [Date]

[E.ON AG]
[E.ON INTERNATIONAL FINANCE B.V.]
[E.ON UK PLC]


------------      ------------

Control Signature


------------

[Any United States person who holds this obligation will be subject to limitations under the United States income tax laws, including the limitations provided in sections 165(j) and 1287(a) of the Internal Revenue Code.]*










------------------
* This legend is not required if the Notes have an initial maturity of one year or less.

                                    Amended and Restated Fiscal Agency Agreement

                     English language form of Global Coupon
   ---------------------------------------------------------------------------

1.  Global Bearer Coupon attached to the Global Bearer Note for [    ] of the      Coupon No. 1
    [DESCRIPTION OF NOTES] of [MATURITY DATE] payable on [INTEREST PAYMENT DATE]   No. o - o
    [o] in the amount of [ ] at the paying agents determined in accordance with    [No. o - o]
    the Terms and Conditions of the Notes. In the case of loss or destruction of   [No. o - o]
    coupons, any right according to Section 804(1), sentence 1, of the BGB
    (German Civil Code) is excluded.
                                                                                   WKN o
                                                                                   ISIN o
                                                                                   [SPECIFIED
                                                                                   CURRENCY] o
                                                                                   Date, [o]








[Dusseldorf] [Amsterdam] [London], [Date]

[E.ON AG]
[E.ON INTERNATIONAL FINANCE B.V.]
[E.ON UK PLC]



-----------------------

[Any United States person who holds this obligation will be subject to limitations under the United States income tax laws, including the limitations provided in sections 165(j) and 1287(a) of the Internal Revenue Code.]*








-----------------------
* This legend is not required if the Notes have an initial maturity of one year or less.

                                    Amended and Restated Fiscal Agency Agreement

                                   SCHEDULE 3
                                     PART I

                     German language form of Definitive Note
      -------------------------------------------------------------------

                                  Serien Nr. o


Common Code Nr. o                                                          WKN o
ISIN Nr. o                                   [Sonstige Wertpapier-Kenn-Nummer o]

Stuckelung: o

[Any United States person who holds this obligation will be subject to limitations under the United States income tax laws including the limitations provided in sections 165(j) and 1287(a) of the Internal Revenue Code.](1)


[Ausser bei Transaktionen zwischen naturlichen Personen, die nicht der
Ausubung eines Geschaftes oder einer beruflichen Tatigkeit dienen, ist jede Transaktion dieser Schuldverschreibung, die mit der Auslieferung effektiver Stucke innerhalb, von oder in die Niederlande verbunden ist, durch die Vermittlung der Emittentin oder einer Institution, die an der Euronext Amsterdam N.V. zugelassenen ist (an einem oder mehreren Markten oder Systemen, die von Euronext Amsterdam N.V. (toegelaten instelling) gehalten oder betrieben werden) auszufuhren und auf einem Orderzettel, den Namen und die Adresse jeder der an der Transaktion beteiligten Parteien, die Art der Transaktion sowie die Einzelheiten und Seriennummer dieser Schuldverschreibung zu dokumentieren.](2)

                                    [E.ON AG
                   Dusseldorf, Bundesrepublik Deutschland](3)

                        [E.ON INTERNATIONAL FINANCE B.V.
                            Amsterdam, Niederlande](3)

                                  [E.ON UK PLC
          eingetragen mit beschrankter Haftung in England und Wales](3)

            [unter der unbedingten und unwiderruflichen Garantie der

                                   E.ON AG](3)

                           INHABER-SCHULDVERSCHREIBUNG





-----------------------
(1) Dieser Absatz ist entbehrlich, wenn die Schuldverschreibung eine ursprungliche Laufzeit von einem Jahr oder weniger hat.

                                    Amended and Restated Fiscal Agency Agreement
                                      uber

                [WAHRUNG UND NENNBETRAG DER SCHULDVERSCHREIBUNG]

                                der Emission von

                      [WAHRUNG UND NENNBETRAG DER EMISSION]

                          Schuldverschreibungen fallig

                                [FALLIGKEITSJAHR]

Diese Urkunde ist eine Inhaberteilschuldverschreibung uber [WAHRUNG UND STUCKELUNG] einer ordnungsgemass genehmigten Emission von Schuldverschreibungen der [E.ON AG] [E.ON International Finance B.V.] [E.ON UK plc] (die "EMITTENTIN"). Bezugnahmen in dieser Urkunde auf die "BEDINGUNGEN" verstehen sich auf die [IM FALLE NICHT-KONSOLIDIERTER BEDINGUNGEN: Emissionsbedingungen in der durch das Konditionenblatt (das "KONDITIONENBLATT") vervollstandigten, geanderten, erganzten oder ersetzten Form. Die Emissionsbedingungen und das Konditionenblatt sind auf der Ruckseite dieser Urkunde wiedergegeben] [IM FALLE KONSOLIDIERTER BEDINGUNGEN: Bedingungen, die auf der Ruckseite dieser Urkunde wiedergegeben sind]. Die Bedingungen sind Teil dieser Urkunde. Die in den Bedingungen definierten Begriffe haben, soweit hierin verwendet, in dieser Urkunde die gleiche Bedeutung.

Die Emittentin verpflichtet sich, dem Inhaber dieser Schuldverschreibung die auf diese Schuldverschreibung zahlbaren Betrage gemass den Bedingungen zu zahlen.

Diese Schuldverschreibung unterliegt deutschem Recht.

Diese Schuldverschreibung ist nur gultig, wenn sie die Kontrollunterschrift der Emissionsstelle oder ihres Beauftragten tragt.

[Dusseldorf] [Amsterdam] [London], [Datum]

[E.ON AG]
[E.ON INTERNATIONAL FINANCE B.V.]
[E.ON UK PLC]


-------------------------  -------------------------
UNTERSCHRIFTSBERECHTIGTER  UNTERSCHRIFTSBERECHTIGTER

Kontrollunterschrift


------------------------
UNTERSCHRIFTSBERECHTIGTER

                                    Amended and Restated Fiscal Agency Agreement

                                   SCHEDULE 3
                                     Part I

                    English language form of Definitive Note
       -------------------------------------------------------------------

                                  Series No. o


Common Code No. o                                                          WKN o
ISIN No. o                                 [Other Security Identification No. o]


                                 Denomination: o

[Any United States person who holds this obligation will be subject to limitations under the United States income tax laws including the limitations provided in sections 165(j)) and 1287(a) of the Internal Revenue Code.](1)


[Unless between individuals not acting in the conduct of a business or profession, each transaction regarding this Note which involves the physical delivery thereof within, from or into The Netherlands, must be effected through the mediation of the Issuer or an admitted institution of Euronext Amsterdam N.V. admitted in a function on one or more markets or systems held or operated by Euronext Amsterdam N.V. (toegelaten instelling), and must be recorded in a transaction note which includes the name and address of each party to the transaction, the nature of the transaction and the details and serial number of this Note.](2)

                                    [E.ON AG
       with statutory seat at Dusseldorf, Federal Republic of Germany](3)

                        [E.ON INTERNATIONAL FINANCE B.V.
              with statutory seat at Amsterdam, The Netherlands](3)

                                  [E.ON UK PLC
          incorporated with limited liability in England and Wales](3)

                 [unconditionally and irrevocably guaranteed by

                                   E.ON AG](3)

                                 DEFINITIVE NOTE

                                  representing



------------------------
(1) This legend is not required in case of Notes with a maturity of one year or less.
(3)      Delete as applicable.

                                    Amended and Restated Fiscal Agency Agreement

                     [CURRENCY AND PRINCIPAL AMOUNT OF NOTE]

                                 of the Issue of

                    [CURRENCY AND PRINCIPAL AMOUNT OF ISSUE]

                                    NOTES Due

                               [YEAR OF MATURITY]

This Note is a [CURRENCY AND DENOMINATION] definitive Note with respect to a duly authorised issue of Notes of [E.ON AG] [E.ON International Finance B.V.] [E.ON UK plc] (the "ISSUER"). References herein to the "CONDITIONS" shall be to the [IN THE CASE OF LONG-FORM CONDITIONS: Terms and Conditions of the Notes as completed, modified and supplemented or replaced by the pricing supplement (the "PRICING SUPPLEMENT") both endorsed hereon] [IN THE CASE OF INTEGRATED
CONDITIONS: Terms and Conditions of the Notes as endorsed hereon]. The Conditions form part of this Note. Expressions defined in the Conditions shall bear the same meanings when used in this Note.

The Issuer agrees to pay to the bearer hereof the amounts payable with respect to this Note in accordance with the Conditions.

This Note is governed by, and shall be construed in accordance with, German law.

This Note shall not be valid unless authenticated by or on behalf of the Fiscal Agent.

[Dusseldorf] [Amsterdam] [London], [Date]

[E.ON AG]
[E.ON INTERNATIONAL FINANCE B.V.]
[E.ON UK PLC]



-------------------        -------------------
AUTHORISED SIGNATORY       AUTHORISED SIGNATORY


Control signature

on o


--------------------
AUTHORISED SIGNATORY

                                    Amended and Restated Fiscal Agency Agreement

                                   SCHEDULE 3
                                     PART II

                         German language form of Coupon

                         (Vorderseite des Zinsscheines)
      -------------------------------------------------------------------


                                    [E.ON AG]
                        [E.ON INTERNATIONAL FINANCE B.V.]
                                  [E.ON UK PLC]

                                  Zinsschein zu

                [WAHRUNG UND NENNBETRAG DER SCHULDVERSCHREIBUNG]

                           Inhaber-Schuldverschreibung

                                der Emission von

                      [WAHRUNG UND NENNBETRAG DER EMISSION]

                          Schuldverschreibungen fallig

                                [FALLIGKEITSJAHR]




                            Serie Nr. [............]


                                     TEIL A


[FUR FESTVERZINSLICHE SCHULDVERSCHREIBUNGEN:



Dieser Zinsschein ist an den Inhaber zahlbar,             Zinsschein uber
selbstandig ubertragbar und unterliegt den                [ ]
Bedingungen der genannten Schuldverschreibungen.          fallig am
                                                          [ ]]




                                     TEIL B

                                    Amended and Restated Fiscal Agency Agreement

[FUR VARIABEL VERZINSLICHE SCHULDVERSCHREIBUNGEN:


ENTWEDER:

Zinsschein fur den gemass den Bedingungen der              Zinsschein fallig im
genannten Schuldverschreibungen falligen Betrag am Z
inszahlungstermin.                                         [ ]

Dieser Zinsschein ist an den Inhaber zahlbar, selbstandig ubertragbar und unterliegt den Bedingungen der genannten Schuldverschreibungen, nach deren Massgabe er vor seinem Falligkeitsdatum seine Gultigkeit verlieren kann.

ODER:

im Falle einer variabel verzinslichen Schuldverschreibung mit festem Zinszahlungstermin:

Dieser Zinsschein ist an den Inhaber zahlbar, selbstandig         Zinsschein
ubertragbar und unterliegt den Bedingungen der genannten          fallig am
Schuldverschreibungen, nach deren Ma(beta)gabe er vor             [    ]]
seinem Falligkeitsdatum seine Gultigkeit verlieren kann.



[        ], im [        ]                                     [Pragestempel]

Gezeichnet: ___________________


[E.ON AG]
[E.ON INTERNATIONAL FINANCE B.V.]
[E.ON UK PLC]

[Any United States person who holds this obligation will be subject to limitations under the United States income tax laws including the limitations provided in sections 165(j) and 1287(a) of the Internal Revenue Code.](1)






--------------------------
(1) Dieser Absatz ist entbehrlich, wenn die Schuldverschreibung eine ursprungliche Laufzeit von einem Jahr oder weniger hat.

                                    Amended and Restated Fiscal Agency Agreement

                          (Ruckseite des Zinsscheines)
      -------------------------------------------------------------------



                                 EMISSIONSSTELLE

                                 Citibank, N.A.
                               5, Carmelite Street
                                 London EC4Y 0PA


                                   ZAHLSTELLEN

                            Banque de Luxembourg S.A.
                               14, Boulevard Royal
                                 2449 Luxembourg


                                 Citibank, N.A.
                               5, Carmelite Street
                                 London EC4Y 0PA


                                   Citibank AG
                             Neue Mainzer Strasse 75
                             60311 Frankfurt am Main


und/oder die andere oder kunftige Emissionsstelle und andere oder weitere Zahlstellen und/oder bezeichnete Geschaftsstellen, die etwa von Zeit zu Zeit ordnungsgemass durch die Emittentin bestellt und den Inhabern der
Schuldverschreibungen bekanntgegeben sind.

                                    Amended and Restated Fiscal Agency Agreement

                                   SCHEDULE 3
                                     Part II

                         English language form of Coupon

                                (Face of Coupon)
       -------------------------------------------------------------------



                                    [E.ON AG]
                        [E.ON INTERNATIONAL FINANCE B.V.]
                                  [E.ON UK PLC]

                             Coupon appertaining to

                     [CURRENCY AND PRINCIPAL AMOUNT OF NOTE]

                                 Definitive Note

                                 of the Issue of

                    [CURRENCY AND PRINCIPAL AMOUNT OF ISSUE]

                                    Notes Due

                               [YEAR OF MATURITY]



                                  Series No.[ ]


                                     PART A

[FOR FIXED RATE NOTES:


This Coupon is payable to bearer, separately negotiable          Coupon for
and subject to the Terms and Conditions of the said Notes.       [  ]

                                                                 due on
                                                                 [  ]]

                                    Amended and Restated Fiscal Agency Agreement

                                     PART B
[FOR FLOATING RATE NOTES:

EITHER:

Coupon for the amount due in accordance with the            Coupon due
Terms and Conditions of the said Notes on the               in [    ]
Interest Payment Date.

This Coupon is payable to bearer, separately negotiable and subject to the Terms and Conditions of the said Notes under which it may become void before its due date.



OR, in the case of a Floating Rate Note with fixed Interest Payment Dates:

This Coupon is payable to bearer, separately negotiable         Coupon
and subject to the Terms and Conditions of the said
Notes under which it may become void before its due date.       due on
                                                                [  ]]


[         ], in [    ]                                            [Seal]

[E.ON AG]
[E.ON INTERNATIONAL FINANCE B.V.]
[E.ON UK PLC]


----------------------------

[Any United States person who holds this obligation will be subject to limitations under the United States tax laws including the limitations provided in sections 165(j) and 1287(a) of the Internal Revenue Code.](1)






-------------------------
(1) This legend is not required in case of Notes with a maturity of one year or less.

                                    Amended and Restated Fiscal Agency Agreement

                               (Reverse of Coupon)
      -------------------------------------------------------------------



                                  FISCAL AGENT

                                 Citibank, N.A.
                               5, Carmelite Street
                                 London EC4Y 0PA





                                  PAYING AGENTS

                            Banque de Luxembourg S.A.
                               14, Boulevard Royal
                                 2449 Luxembourg


                                 Citibank, N.A.
                               5, Carmelite Street
                                 London EC4Y 0PA


                                   Citibank AG
                             Neue Mainzer Strasse 75
                             60311 Frankfurt am Main




and/or such other or future Fiscal Agent and other or further Paying Agents and/or specified offices as may from time to time be duly appointed by the Issuer and notice of which has been given to the Holders.

                                    Amended and Restated Fiscal Agency Agreement

                                   SCHEDULE 3

                                    PART III

                         German language form of Receipt
      -------------------------------------------------------------------


                                    [E.ON AG]
                        [E.ON INTERNATIONAL FINANCE B.V.]
                                  [E.ON UK PLC]


                [BETRAG UND BEZEICHNUNG DER SCHULDVERSCHREIBUNG]

Serien Nr. [ ]
Fortlaufende Nummer der Schuldverschreibung: [ ]
Tranche Nr. [ ]

Quittungsformular uber die Summe von [ ] in Hohe der Teilzahlung des zahlbaren Kapitals nach Massgabe der auf der Ruckseite der Schuldverschreibung wiedergegebenen Bedingungen, zu der dieses Quittungsformular am [ ] gehort.

Dieses Quittungsformular ist vorbehaltlich der und in Ubereinstimmung mit den auf diese Schuldverschreibung, zu der dieses Quittungsformular gehort, anwendbaren Bedingungen ausgegeben, die fur den Inhaber dieses
Quittungsformulars verbindlich sind, ungeachtet dessen, ob es jeweils dieser Schuldverschreibung beigefugt ist.

Dieses Quittungsformular ist zusammen mit der Schuldverschreibung, zu der es gehort, gemass den Bedingungen zur Zahlung vorzulegen.

Dieses Quittungsformular ist kein Eigentumsnachweis und auch unter keinen Umstanden als ein solcher anzusehen. Falls es von der Schuldverschreibung, zu der es gehort, getrennt wird, stellt es keine Verpflichtung der Emittentin dar. Dementsprechend berechtigt die Vorlage dieser Schuldverschreibung ohne dieses Quittungsformular oder die Vorlage dieses Quittungsformulars ohne diese Schuldverschreibung den Inhaber nicht zum Erhalt einer Zahlung in bezug auf die betreffende Teilzahlung an Kapital.

Falls die Schuldverschreibung, zu der dieses Quittungsformular gehort, vor dem Falligkeitstermin der Teilzahlung an Kapital, auf die sich dieses
Quittungsformular bezieht, fallig und zahlbar wird, wird dieses
Quittungsformular ungultig, und es erfolgt darauf keine Zahlung mehr.

                                    Amended and Restated Fiscal Agency Agreement

                                   SCHEDULE 3
                                    PART III

                        English language form of Receipt
       -------------------------------------------------------------------



                                    [E.ON AG]
                        [E.ON INTERNATIONAL FINANCE B.V.]
                                  [E.ON UK PLC]


                           [AMOUNT AND TITLE OF NOTE]

Series No: [  ]
Serial Number of Instrument: [  ]
Tranche No: [  ]

Receipt for the sum of [ ] being the instalment of principal payable in accordance with the Terms and Conditions endorsed on the Note to which this Receipt appertains on [ ].

This Receipt is issued to and in accordance with the Terms and Conditions applicable to the Note to which this Receipt appertains which shall be binding on the Holder of this Receipt whether or not it is for the time being attached to such Note.

This Receipt must be presented for payment together with the Note to which it appertains in accordance with the Terms and Conditions.

This Receipt is not and shall not in any circumstances be deemed to be a document of title. If separated from the Note to which it appertains it will not represent any obligation of the Issuer. Accordingly, the presentation of such Note without this Receipt or the presentation of this Receipt without such Note will not entitle the Holder to any payment with respect to the relevant instalment of principal.

If the Note to which this Receipt appertains shall have become due and payable before the due date for payment of the instalment of principal relating to this Receipt, this Receipt shall become void and no payment shall be made with respect to it.

                                    Amended and Restated Fiscal Agency Agreement

                                   SCHEDULE 4

                          [ON LETTERHEAD OF THE ISSUER]

                      CALCULATION AGENT APPOINTMENT LETTER
               [for use if the Calculation Agent is not a Dealer]


                                                                          [DATE]

[NAME OF CALCULATION AGENT]
[ADDRESS]


[E.ON AG]
[E.ON INTERNATIONAL FINANCE B.V.]
[E.ON UK PLC]
EURO 20,000,000,000 MEDIUM TERM NOTE PROGRAMME


Dear Sirs,


We refer to the Amended and Restated Agency Agreement dated 21 August 2002 entered into with respect to the above Medium Term Note Programme (such agreement, as modified or amended from time to time, the "AGENCY AGREEMENT") between [E.ON AG] [E.ON International Finance B.V.] [E.ON UK plc] and Citibank, N.A., as fiscal agent and certain other financial institutions named therein, a copy of which has been supplied to you by us.

Expressions defined in the Agency Agreement shall have the same meanings when used herein.


[IF A THIRD PARTY IS APPOINTED FOR ONE SERIES OF NOTES ONLY, INSERT: We hereby appoint you as Calculation Agent at your specified office detailed in the Confirmation as our agent in relation to [SPECIFY RELEVANT SERIES OF NOTES] (the "NOTES") upon the terms of the Agency Agreement for the purposes specified in the Agency Agreement and in the Terms and Conditions and all matters incidental thereto.]


[IF A THIRD PARTY IS APPOINTED FOR MORE THAN ONE SERIES OF NOTES, INSERT: We hereby appoint you as Calculation Agent at your specified office detailed in the Confirmation set out below as our agent in relation to each Series of Notes with respect to which you are named as Calculation Agent in the relevant Pricing Supplement upon the terms of the Agency Agreement and (in relation to each such Series of Notes) in the Terms and Conditions and all matters incidental thereto.]

                                    Amended and Restated Fiscal Agency Agreement

[We hereby agree that, notwithstanding the provisions of the Agency Agreement or the Terms and Conditions, your appointment as Calculation Agent may only be revoked in accordance with the terms and conditions thereof if you have been negligent in the exercise of your obligations thereunder or have failed to exercise or perform your obligations thereunder].


Please complete and return to us the Confirmation on the copy of this letter duly signed by an authorised signatory confirming your acceptance of this appointment.


This letter is governed by, and construed in accordance with, German law and the provisions of Clause 20 and 21 of the Agency Agreement shall apply to this letter as if set out herein in full.


Yours faithfully


[NAME OF ISSUER]

                                    Amended and Restated Fiscal Agency Agreement

                                  CONFIRMATION


[IF A THIRD PARTY IS APPOINTED FOR ONE SERIES OF NOTES ONLY, INSERT: We hereby accept our appointment as Calculation Agent of the Issuer in relation to the Notes, and shall perform all matters expressed to be performed by the Calculation Agent in, and shall otherwise comply with, the Terms and Conditions and the provisions of the Agency Agreement and, in connection therewith, shall take all such action as may be incidental thereto.]


[IF A THIRD PARTY IS APPOINTED FOR MORE THAN ONE SERIES OF NOTES, INSERT: We hereby accept our appointment as Calculation Agent of the Issuer in relation to each Series of Notes with respect to which we are named as Calculation Agent in the relevant Pricing Supplement, and shall perform all matters expressed to be performed by the Calculation Agent in, and shall otherwise comply with (in relation to each such Series of Notes) the Terms and Conditions and the provisions of the Agency Agreement and, in connection therewith, shall take all such action as may be incidental thereto.]

For the purposes of [the Notes] [each such Series of Notes] and the Agency Agreement our specified office and communication details are as follows:

         Address:          [  ]


         Fax:              [  ]
         Attention:        [  ]


[CALCULATION AGENT]


--------------------                --------------------

Date:

[      ]


--------------------                --------------------

                                    Amended and Restated Fiscal Agency Agreement

                                   SCHEDULE 5

           The Specified Offices of the Fiscal Agent and Paying Agent


                                  FISCAL AGENT

                                 Citibank, N.A.
                               5, Carmelite Street
                                 London EC4Y 0PA


                                  PAYING AGENT

                            Banque de Luxembourg S.A.
                               14, Boulevard Royal
                                 2449 Luxembourg


                                 Citibank, N.A.
                               5, Carmelite Street
                                 London EC4Y 0PA


                                   Citibank AG
                             Neue Mainzer Strasse 75
                             60311 Frankfurt am Main